UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05742

Name of Fund: BlackRock Funds

BlackRock Impact Bond Fund

BlackRock Impact U.S. Equity Fund

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds, 55 East 52nd

            Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 05/31/2017

Date of reporting period: 05/31/2017

Item 1 – Report to Stockholders

MAY 31, 2017

ANNUAL REPORT

BlackRock FundsSM

➢	BlackRock Impact Bond Fund
➢	BlackRock Impact U.S. Equity Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended May 31, 2017, risk assets, such as stocks and high-yield bonds, delivered strong performance. These markets showed great resilience during a period with big surprises, including the United Kingdom’s vote to leave the European Union and the outcome of the U.S. presidential election, which brought only brief spikes in equity market volatility. However, interest rates rose, which worked against high-quality assets with more interest rate sensitivity. U.S. Treasuries posted mixed returns, as rising energy prices, modest wage increases and steady job growth led to expectations of higher inflation and anticipation of interest rate increases by the U.S. Federal Reserve (the “Fed”).

The global reflationary theme — rising nominal growth, wages and inflation — was the dominant driver of asset returns during the period, outweighing significant political upheavals and economic uncertainty. Reflationary expectations accelerated after the U.S. election in November 2016 and continued into the beginning of 2017, stoked by expectations that the new administration’s policies would provide an extra boost to U.S. growth. The Fed has responded to these positive developments by setting expectations for additional interest rate increases and by moving toward normalizing monetary policy.

In recent months, growing skepticism about the near-term likelihood of significant U.S. tax reform and infrastructure spending has tempered enthusiasm around the reflation trade. Nonetheless, financial markets — and to an extent the Fed — have adopted a “wait-and-see” approach to the economic data and potential fiscal stimulus. Although uncertainty has persisted, benign credit conditions and the outlook for economic growth have kept markets relatively tranquil.

In the fifth edition of our Global Investor Pulse Survey, we heard from 28,000 individuals across 18 countries, including more than 4,000 respondents from the United States. While retirement remains the single most important issue for American investors, only a third of respondents feel confident that they will have enough retirement income, and nearly 40% of respondents have yet to begin saving for retirement. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of May 31, 2017
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	10.81%	17.47%
U.S. small cap equities (Russell 2000® Index)	4.33	20.36
International equities (MSCI Europe, Australasia, Far East Index)	17.91	16.44
Emerging market equities (MSCI Emerging Markets Index)	17.51	27.41
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.26	0.44
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	2.46	(1.76)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	2.52	1.58
Tax-exempt municipal bonds (S&P Municipal Bond Index)	4.52	1.58
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	6.72	13.57
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE NOT PART OF YOUR FUND REPORT

BLACKROCK FUNDS	MAY 31, 2017	3

Fund Summary as of May 31, 2017	BlackRock Impact Bond Fund

Investment Objective

BlackRock Impact Bond Fund’s (the “Fund”) investment objective is to provide a combination of income and capital growth.

Portfolio Management Commentary

How did the Fund perform?

•

For the period since inception (August 23, 2016) through May 31, 2017, the Fund outperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, except for the Fund’s Investor C Shares, which underperformed.

Investment Process

The Fund will seek to provide a combination of income and capital growth by investing in a portfolio of debt securities using model-based asset allocation and security selection models. The Fund will invest across multiple fixed income sectors and instruments, including, but not limited to, corporate bonds. The Fund will select corporate bonds of companies to seek to generate alpha and positive aggregate societal impact outcomes, as determined by the investment adviser using the BlackRock Scientific Active Equity Impact Methodology, compared to the benchmark.

The principal societal impact outcomes that are currently measured include the following, although they may change at any time:

•	Corporate Citizenship — “Corporate citizenship” focuses on companies whose employees have a high level of satisfaction working for their employers.

•

High Impact Disease Research — Companies that work on “high impact disease research” are companies that are researching treatments for diseases with the highest potential for global impact, measured by the number of lives affected due to potential reduction in early mortality and disability.

•	Greenhouse Gas Emissions — Companies that report lower levels of carbon emissions.

•

Ethics Controversies — “Ethics controversies” reflect factors such as misuse of company funds, falsification of company records and other illegal activities, as well as factors in the areas of diversity, labor rights, health and safety, and the environment.

•	Litigation — “Litigation” reflects the presence of lawsuits and/or labor issues at a company.

What factors influenced performance?

•

The Fund implemented its strategy of investing in a portfolio of corporate bonds of companies that the investment adviser believes carry the potential in aggregate to promote positive societal outcomes.

•

The Fund’s asset allocation strategy was a positive contributor to returns relative to the benchmark, as throughout the period the Fund was long in corporate bonds and other spread assets, which benefited from continued improvement in credit sentiment.

•

The principal detractor from Fund returns relative to the benchmark was the Fund’s underweight in the energy sector during the fourth quarter of 2016, in particular a lack of exposure to the independent energy companies, which led performance within the sector. An underweight in transportation-related issues also detracted, particularly a lack of exposure to the railroads segment.

During the period, the Fund employed the use of derivatives as part of its investment strategy in the form of futures contracts as a means to manage certain risks and free up capital to purchase corporate securities. While the Fund’s use of futures contracts had a negative impact on Fund performance directly, it was offset by the asset allocation to corporates, which produced a positive outcome to Fund returns.

Describe recent portfolio activity.

•	There were no material changes to the Fund’s positioning over the period, as the portfolio remained overweight to spread sectors and underweight in U.S. Treasury securities.

Describe portfolio positioning at period end.

•

As of May 31, 2017, the Fund was overweight relative to the benchmark in non-government spread sectors and underweight in U.S. Treasury securities. Within spread sectors, the Fund was overweight in investment grade corporate credit and agency mortgage-backed securities. The Fund also held a non-benchmark allocation to high yield corporate debt.

•

The Fund maintained a fixed income portfolio designed to reflect higher exposure to positive societal impact than the benchmark with respect to the following outcomes: High Impact Disease Research and Corporate Citizenship. The Fund had lower-than-benchmark exposure to the following negative outcomes: Greenhouse Gas Emissions, Ethics Controversies, and Litigation.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Overview of the Fund’s Total Investments

Portfolio Composition[1]	5/31/17
Corporate Bonds	62%
U.S. Government Sponsored Agency Securities	41
TBA Sale Commitments	(3)

[1]	Excludes Short-Term Securities.

[2]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Credit quality ratings are subject to change.

Credit Quality Allocation[2,3]	5/31/17
AAA/Aaa[4]	41%
AA/Aa	8
A	20
BBB/Baa	26
BB/Ba	3
B	2
CCC/Caa	—	[5]

[3]	Excludes Short-Term Securities and TBA Sale Commitments.

[4]	Includes U.S. Government Sponsored Agency Securities which are deemed AAA/Aaa by the investment adviser.

[5]	Representing less than 0.50% of the Fund’s total investments.

4	BLACKROCK FUNDS	MAY 31, 2017

BlackRock Impact Bond Fund

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, transaction costs and other operating expenses, including administration fees, if any. Institutional Shares do not have a sales charge.

[2]

The Fund invests, under normal market conditions, at least 80% of its assets in bonds, including obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; mortgage-backed securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, including U.S. agency mortgage pass-through securities; commercial mortgage-backed securities; mortgage to-be-announced securities; debt obligations of U.S. issuers, including corporate bonds and green bonds (which are bonds with proceeds that are used to fund eligible projects with specific environmental benefits); municipal securities; asset-backed securities; and U.S.-registered dollar- denominated debt obligations of foreign issuers.

[3]

A widely recognized unmanaged market-weighted index, comprised of investment-grade corporate bonds rated BBB or better, mortgages and U.S. Treasury and U.S. Government agency issues with at least one year to maturity.

[4]	Commencement of operations.

Performance Summary for the Period Ended May 31, 2017

				Total Returns[5]
				Since Inception[6]
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge
Institutional	2.20%	1.72%	2.84%	(0.32)%	N/A
Investor A	1.84	1.19	2.70	(0.52)	(4.50)%
Investor C	1.18	0.54	2.32	(1.09)	(2.08)
Class K	2.22	1.70	2.86	(0.29)	N/A
Bloomberg Barclays U.S. Aggregate Bond Index	—	—	2.52	(0.78)	N/A

[5]

Assuming maximum sales charges, if any. Aggregate total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 8 for a detailed description of share classes, including any related sales charges and fees.

[6]	The Fund commenced operations on August 23, 2016.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical[8]
	Beginning Account Value December 1, 2016	Ending Account Value May 31, 2017	Expenses Paid During the Period[7]	Beginning Account Value December 1, 2016	Ending Account Value May 31, 2017	Expenses Paid During the Period[7]	Annualized Expense Ratio
Institutional	$1,000.00	$1,028.40	$2.23	$1,000.00	$1,022.74	$2.22	0.44%
Investor A	$1,000.00	$1,027.00	$3.54	$1,000.00	$1,021.44	$3.53	0.70%
Investor C	$1,000.00	$1,023.20	$7.31	$1,000.00	$1,017.70	$7.29	1.45%
Class K	$1,000.00	$1,028.60	$2.02	$1,000.00	$1,022.94	$2.02	0.40%

[7]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

[8]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See	“Disclosure of Expenses” on page 9 for further information on how expenses were calculated.

BLACKROCK FUNDS	MAY 31, 2017	5

Fund Summary as of May 31, 2017	BlackRock Impact U.S. Equity Fund

Investment Objective

BlackRock Impact U.S. Equity Fund’s (the “Fund”) investment objective is to seek to provide total return.

Portfolio Management Commentary

How did the Fund perform?

•	For 12-month period ended May 31, 2017 the Fund’s Institutional, Investor A and Class K Shares outperformed its benchmark, the Russell 3000® Index, while the Fund’s Investor C Shares underperformed.

Investment Process

The Fund will seek to provide total return by investing in a portfolio of equity securities of companies with positive aggregate societal impact outcomes, as determined by the investment adviser using the BlackRock Scientific Active Equity Impact Methodology (as developed for the Fund), compared to the benchmark, and systematic, quantitative security selection models. The investment process is fundamentally driven with systematic and quantitative implementation based on expected returns.

The principal societal impact outcomes that are currently measured include the following, although they may change at any time:

•

Green Innovation — Companies that demonstrate “green innovation” focus on environmentally sustainable technologies as described by the United Nations Framework Convention on Climate Change and the World Intellectual Property Organization.

•	Carbon Intensity — Carbon intensity of production is measured by total carbon metric (from Thomson Reuters Asset4) scaled by Sales.

•	Corporate Citizenship — “Corporate citizenship” focuses on companies whose employees have a high level of satisfaction working for their employers.

•

High Impact Disease Research — Companies that work on “high impact disease research” are companies that are researching treatments for diseases with the highest potential for global impact, measured by the number of lives affected due to potential reduction in early mortality and disability.

•

Ethics Controversies — “Ethics controversies” reflect factors such as misuse of company funds, falsification of company records and other illegal activities, as well as factors in the areas of diversity, labor rights, health and safety, and the environment.

•	Litigation — “Litigation” reflects the presence of lawsuits and/or labor issues at a company.

What factors influenced performance?

•	The Fund implemented its strategy of investing in a portfolio of companies that the investment adviser believes carry the potential in aggregate to promote positive societal outcomes.

•

Leading contributors to the Fund’s performance relative to the benchmark included overweight positions in Take-Two Interactive Software, Inc. (information technology), Apple, Inc. (information technology), and PRA Health Sciences, Inc. (health care).

•

Conversely, the leading detractors from performance included overweight positions in Evercore Partners (financials), Prestige Brands Holdings. Inc. (health care), and Cisco Systems, Inc. (information technology).

Describe recent portfolio activity.

•

During the 12-month period, Fund holdings were regularly and systematically assessed against their alpha forecast (outperformance versus the benchmark) and impact outcome forecasts, and rebalances were implemented weekly after adjusting for transaction costs and risks. No material changes were implemented during the reporting period.

Describe portfolio positioning at period end.

•

As of May 31, 2017, the Fund held overweight positions in the utilities, consumer discretionary, real estate, and health care sectors, and was underweight in financials, industrials, telecommunication services, and materials.

•

The Fund maintained an equity portfolio designed to reflect higher exposure to positive societal impact than the benchmark with respect to the following outcomes: High Impact Disease Research, Corporate Citizenship, and Green Innovations. The Fund had lower-than-benchmark exposure to the following negative outcomes: Carbon Intensity, Ethics Controversies, and Litigation.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	BLACKROCK FUNDS	MAY 31, 2017

BlackRock Impact U.S. Equity Fund

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.
[2]	Under normal circumstances, the Fund seeks to invest at least 80% of its net assets plus any borrowings for investment purposes in U.S. equity securities.

[3]	An index that measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

[4]	Commencement of operations.

Performance Summary for the Period Ended May 31, 2017

		Average Annual Total Returns[5]
		1-Year		Since Inception[6]
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	10.15%	18.35%	N/A	14.41%	N/A
Investor A	10.03	18.04	11.84%	14.14	10.48%
Investor C	9.61	17.24	16.24	13.33	13.33
Class K	10.26	18.47	N/A	14.50	N/A
Russell 3000® Index	10.06	17.69	N/A	14.41	N/A

[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 8 for a detailed description of share classes, including any related sales charges and fees.

[6]	The Fund commenced operations on October 5, 2015.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical[8]
	Beginning Account Value December 1, 2016	Ending Account Value May 31, 2017	Expenses Paid During the Period[7]	Beginning Account Value December 1, 2016	Ending Account Value May 31, 2017	Expenses Paid During the Period[7]	Annualized Expense Ratio
Institutional	$1,000.00	$1,101.50	$2.72	$1,000.00	$1,022.34	$2.62	0.52%
Investor A	$1,000.00	$1,100.30	$4.14	$1,000.00	$1,020.99	$3.98	0.79%
Investor C	$1,000.00	$1,096.10	$8.00	$1,000.00	$1,017.30	$7.70	1.53%
Class K	$1,000.00	$1,102.60	$2.62	$1,000.00	$1,022.44	$2.52	0.50%

[7]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

[8]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See	“Disclosure of Expenses” on page 9 for further information on how expenses were calculated.

BLACKROCK FUNDS	MAY 31, 2017	7

BlackRock Impact U.S. Equity Fund

Portfolio Information as of May 31, 2017

Ten Largest Holdings	Percent of Net Assets
Apple, Inc.	4%
Microsoft Corp.	3
Pfizer, Inc.	2
General Electric Co.	2
Amazon.com, Inc.	2
Alphabet, Inc.	2
PepsiCo, Inc.	1
Johnson & Johnson	1
JPMorgan Chase & Co.	1
Procter & Gamble Co.	1

Sector Allocation	Percent of Net Assets
Information Technology	22%
Health Care	14
Financials	14
Consumer Discretionary	13
Industrials	10
Consumer Staples	8
Energy	6
Real Estate	4
Utilities	3
Materials	3
Telecommunication Services	2
Short-Term Securities	1

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. For BlackRock Impact U.S. Equity Fund, prior to the Class K Shares inception date of March 28, 2016, Class K Shares performance results are those of Institutional Shares (which have no distribution or service fees) and were restated to reflect Class K Shares fees.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 4.00% for BlackRock Impact Bond Fund and 5.25% for BlackRock Impact U.S. Equity Fund, respectively, and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all distributions, if any, at net asset value (“NAV”) on ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), each Fund’s investment adviser, has contractually agreed to waive and/or reimburse a portion of the Funds’ expenses. Without such waiver and/or reimbursement, the Funds’ performance would have been lower. The Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 6 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

8	BLACKROCK FUNDS	MAY 31, 2017

Disclosure of Expenses

Shareholders of these Funds may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense examples on previous pages (which are based on a hypothetical investment of $1,000 invested on December 1, 2016 and held through May 31, 2017) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity index, market and/or other asset without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

BLACKROCK FUNDS	MAY 31, 2017	9

Schedule of Investments May 31, 2017	BlackRock Impact Bond Fund (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value
Aerospace & Defense — 0.7%
Boeing Co., 6.00%, 3/15/19	$40	$42,941
Bombardier, Inc., 5.75%, 3/15/22 (a)	25	24,875
Embraer SA, 5.15%, 6/15/22	40	42,000
TransDigm, Inc., 6.38%, 6/15/26	25	25,625

		135,441
Auto Components — 0.3%
Tenneco, Inc., 5.00%, 7/15/26	50	50,563
Banks — 11.5%
Bank of Montreal, 1.50%, 7/18/19	80	79,334
Bank of Nova Scotia:
2.05%, 10/30/18	100	100,591
1.65%, 6/14/19	125	124,362
4.38%, 1/13/21	50	53,694
Boston Properties LP, 5.63%, 11/15/20	100	110,222
Canadian Imperial Bank of Commerce, 1.60%, 9/06/19	50	49,588
CIT Group, Inc., 5.50%, 2/15/19 (a)	9	9,495
Comerica, Inc., 2.13%, 5/23/19	100	100,050
Cooperatieve Rabobank UA, 4.50%, 1/11/21	100	108,058
Credit Suisse, New York, 5.40%, 1/14/20	80	86,053
Fifth Third Bancorp, 4.30%, 1/16/24	50	52,887
HSBC Finance Corp., 6.68%, 1/15/21	45	51,190
HSBC USA, Inc., 3.50%, 6/23/24	100	103,259
Huntington Bancshares, Inc., 2.60%, 8/02/18	100	100,889
KeyCorp, 5.10%, 3/24/21	100	109,893
Royal Bank of Canada:
1.80%, 7/30/18	100	100,235
2.15%, 3/15/19	110	110,611
1.50%, 7/29/19	30	29,729
Santander Holdings USA, Inc., 2.70%, 5/24/19	100	100,895
Santander UK PLC, 2.50%, 3/14/19	80	80,760
Sumitomo Mitsui Financial Group, Inc., 2.06%, 7/14/21	80	78,837
SVB Financial Group, 3.50%, 1/29/25	50	49,352
Toronto-Dominion Bank:
1.45%, 9/06/18	50	49,883
2.63%, 9/10/18	100	101,231
2.50%, 12/14/20	100	101,364
U.S. Bancorp, 2.20%, 4/25/19	80	80,836
Wells Fargo & Co.:
3.45%, 2/13/23	25	25,664
3.00%, 4/22/26	50	48,892
Westpac Banking Corp., 1.55%, 5/25/18	80	80,051

		2,277,905
Beverages — 0.1%
Ball Corp., 5.25%, 7/01/25	25	27,163
Biotechnology — 0.4%
Genzyme Corp., 5.00%, 6/15/20	80	87,037
Cable Television Services — 0.2%
Motorola Solutions, Inc., 7.50%, 5/15/25	25	30,196
Capital Markets — 5.9%
Goldman Sachs Group, Inc.:
2.63%, 1/31/19	75	75,866
5.38%, 3/15/20	75	81,231
3.00%, 4/26/22	50	50,632
3.63%, 1/22/23	50	51,786
4.25%, 10/21/25	25	25,940
3.75%, 2/25/26	25	25,562
Jefferies Group LLC:
5.13%, 4/13/18	50	51,379
6.88%, 4/15/21	100	114,653

Corporate Bonds	Par (000)	Value
Capital Markets (continued)
Morgan Stanley:
2.20%, 12/07/18	$50	$50,242
2.38%, 7/23/19	100	100,726
5.75%, 1/25/21	100	111,347
4.88%, 11/01/22	50	54,517
3.88%, 1/27/26	75	77,348
Northern Trust Corp., 3.45%, 11/04/20	100	104,455
State Street Corp., 1.95%, 5/19/21	100	99,114
TD Ameritrade Holding Corp., 2.95%, 4/01/22	100	102,491

		1,177,289
Chemicals — 1.1%
Albemarle Corp., 4.15%, 12/01/24	50	52,791
Chemours Co., 7.00%, 5/15/25	25	27,687
Dow Chemical Co., 8.55%, 5/15/19	80	90,242
Valspar Corp., 3.30%, 2/01/25	50	49,804

		220,524
Commercial Services & Supplies — 0.1%
Iron Mountain US Holdings, Inc., 5.38%, 6/01/26 (a)	25	26,063
Communications Equipment — 0.3%
Juniper Networks, Inc., 4.35%, 6/15/25	25	26,264
Zayo Group LLC/Zayo Capital, Inc., 6.38%, 5/15/25	25	26,875

		53,139
Construction Materials — 0.1%
HD Supply, Inc., 5.75%, 4/15/24 (a)	25	26,656
Consumer Finance — 2.9%
American Express Co., 3.63%, 12/05/24	25	25,800
American Express Credit Corp., 2.70%, 3/03/22	100	101,148
Automatic Data Processing, Inc., 2.25%, 9/15/20	80	81,106
Capital One Financial Corp., 2.45%, 4/24/19	80	80,486
Discover Financial Services:
5.20%, 4/27/22	50	54,334
3.75%, 3/04/25	25	24,915
Navient Corp., 5.88%, 10/25/24	25	24,312
OneMain Financial Holdings LLC, 6.75%, 12/15/19 (a)	25	26,187
S&P Global, Inc., 2.95%, 1/22/27	100	96,744
Synchrony Financial, 4.25%, 8/15/24	50	51,245

		566,277
Containers & Packaging — 0.4%
International Paper Co., 3.80%, 1/15/26	50	51,754
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu, 7.00%, 7/15/24 (a)	25	26,906

		78,660
Diversified Consumer Services — 0.1%
ADT Corp., 6.25%, 10/15/21	25	27,500
Diversified Financial Services — 6.2%
Ally Financial, Inc.:
4.25%, 4/15/21	25	25,763
5.75%, 11/20/25	25	25,969
Bank of America Corp.:
5.63%, 7/01/20	50	54,808
4.45%, 3/03/26	50	52,257
Citigroup, Inc.:
2.70%, 3/30/21	75	75,597
3.70%, 1/12/26	50	50,896
Ford Motor Credit Co. LLC, 2.46%, 3/27/20	200	200,068
FS Investment Corp., 4.00%, 7/15/19	50	50,395
General Motors Financial Co., Inc.:
3.50%, 7/10/19	50	51,182
5.25%, 3/01/26	50	53,829

See Notes to Financial Statements.

10	BLACKROCK FUNDS	MAY 31, 2017

Schedule of Investments (continued)	BlackRock Impact Bond Fund

Corporate Bonds	Par (000)	Value
Diversified Financial Services (continued)
HRG Group, Inc., 7.75%, 1/15/22	$25	$26,450
HSBC Holdings PLC, 5.10%, 4/05/21	100	109,389
Intercontinental Exchange, Inc., 2.75%, 12/01/20	100	101,873
John Deere Capital Corp., 1.95%, 1/08/19	50	50,294
JPMorgan Chase & Co.:
6.30%, 4/23/19	40	43,156
4.25%, 10/15/20	80	85,156
3.88%, 9/10/24	70	72,366
Nationstar Mortgage LLC/Nationstar Capital Corp., 6.50%, 7/01/21	25	25,531
PACCAR Financial Corp., 1.40%, 5/18/18	50	50,009
Royal Bank of Scotland Group PLC, 6.13%, 12/15/22	25	27,388

		1,232,376
Diversified Telecommunication Services — 1.3%
AT&T, Inc.:
2.38%, 11/27/18	50	50,395
4.13%, 2/17/26	50	51,172
CenturyLink, Inc., Series Y, 7.50%, 4/01/24	25	27,375
Frontier Communications Corp., 11.00%, 9/15/25	25	23,375
Verizon Communications, Inc.:
4.50%, 9/15/20	50	53,597
4.15%, 3/15/24	50	52,941

		258,855
Electric Utilities — 3.2%
Ameren Corp., 2.70%, 11/15/20	100	101,559
Black Hills Corp., 4.25%, 11/30/23	20	21,355
CenterPoint Energy Houston Electric LLC, 1.85%, 6/01/21	100	99,144
Commonwealth Edison Co., 3.40%, 9/01/21	50	52,294
Consolidated Edison, Inc., 2.00%, 5/15/21	125	123,869
NV Energy, Inc., 6.25%, 11/15/20	80	89,714
Pacific Gas & Electric Co., 4.25%, 5/15/21	50	53,439
Public Service Electric & Gas Co., 2.00%, 8/15/19	80	80,118
Talen Energy Supply LLC, 4.63%, 7/15/19 (a)	18	17,550

		639,042
Electronic Equipment, Instruments & Components — 0.2%
Avnet, Inc., 4.88%, 12/01/22	40	42,478
Energy Equipment & Services — 0.1%
Weatherford International Ltd., 8.25%, 6/15/23	25	26,500
Food & Staples Retailing — 1.0%
Costco Wholesale Corp., 1.70%, 12/15/19	80	79,987
Sysco Corp.:
1.90%, 4/01/19	75	75,100
2.60%, 6/12/22	50	50,329

		205,416
Food Products — 2.4%
Hershey Co., 4.13%, 12/01/20	75	80,527
Kellogg Co., 3.25%, 4/01/26	50	50,306
Kraft Foods Group Inc., 3.50%, 6/06/22	100	103,730
Kraft Heinz Foods Co., 5.38%, 2/10/20	50	54,407
Post Holdings, Inc., 5.00%, 8/15/26 (a)	25	25,156
Tyson Foods, Inc., 4.50%, 6/15/22	50	54,019
Unilever Capital Corp., 2.20%, 3/06/19	100	100,887

		469,032
Forest Products — 0.4%
Bunge Ltd. Finance Corp., 3.50%, 11/24/20	80	82,196
Health Care Equipment & Supplies — 1.6%
Becton Dickinson & Co., 2.68%, 12/15/19	66	66,836
Edwards Lifesciences Corp., 2.88%, 10/15/18	30	30,360

Corporate Bonds	Par (000)	Value
Health Care Equipment & Supplies (continued)
Kinetic Concepts, Inc./KCI USA, Inc., 7.88%, 2/15/21 (a)	$25	$26,625
Mallinckrodt International Finance SA/Mallinckrodt CB LLC, 5.63%, 10/15/23 (a)	25	24,000
Medtronic, Inc., 5.60%, 3/15/19	80	85,272
Zimmer Holdings, Inc., 2.00%, 4/01/18	75	75,115

		308,208
Health Care Providers & Services — 1.0%
Centene Corp., 5.63%, 2/15/21	25	26,110
HCA, Inc., 5.25%, 6/15/26	25	27,157
Humana, Inc., 7.20%, 6/15/18	80	84,210
Kindred Healthcare, Inc., 8.75%, 1/15/23	25	26,125
Tenet Healthcare Corp., 6.25%, 11/01/18	25	26,375

		189,977
Hotels, Restaurants & Leisure — 0.3%
MGM Resorts International, 4.63%, 9/01/26	25	25,031
Scientific Games International, Inc., 10.00%, 12/01/22	25	27,219

		52,250
Household Durables — 0.1%
PulteGroup, Inc., 5.00%, 1/15/27	25	25,375
Independent Power and Renewable Electricity Producers — 0.1%
AES Corp., 6.00%, 5/15/26	25	26,750
Industrial Conglomerates — 0.9%
General Electric Co.:
2.10%, 12/11/19	100	100,941
3.45%, 5/15/24	75	79,063

		180,004
Insurance — 2.7%
Aflac, Inc., 2.40%, 3/16/20	100	101,471
Berkshire Hathaway Finance Corp., 1.70%, 3/15/19	80	80,309
Markel Corp., 4.90%, 7/01/22	70	77,084
Marsh & McLennan Cos., Inc.:
3.30%, 3/14/23	50	51,695
3.50%, 3/10/25	50	51,643
MetLife, Inc.:
7.72%, 2/15/19	80	87,757
Series D, 4.37%, 9/15/23	70	76,789

		526,748
Internet Software & Services — 0.8%
Alphabet, Inc., 3.63%, 5/19/21	75	80,065
Equinix, Inc., 5.88%, 1/15/26	25	27,180
Expedia, Inc., 5.00%, 2/15/26	50	54,319

		161,564
IT Services — 0.5%
Xerox Corp.:
2.75%, 9/01/20	83	83,230
4.07%, 3/17/22 (a)	8	8,270

		91,500
Life Sciences Tools & Services — 0.4%
Thermo Fisher Scientific, Inc., 4.50%, 3/01/21	80	86,082
Machinery — 0.6%
CNH Industrial Capital LLC, 4.88%, 4/01/21	25	26,546
Illinois Tool Works, Inc., 6.25%, 4/01/19	80	86,636

		113,182
Media — 3.5%
CCO Holdings LLC/CCO Holdings Capital Corp., 5.88%, 4/01/24 (a)	25	26,856

See Notes to Financial Statements.

BLACKROCK FUNDS	MAY 31, 2017	11

Schedule of Investments (continued)	BlackRock Impact Bond Fund

Corporate Bonds	Par (000)	Value
Media (continued)
Cequel Communications Holdings I LLC/Cequel Capital Corp., 5.13%, 12/15/21 (a)	$25	$25,500
Charter Communications Operating LLC/Charter Communications Operating Capital:
3.58%, 7/23/20	80	83,161
4.46%, 7/23/22	100	107,306
CSC Holdings LLC, 8.63%, 2/15/19	25	27,437
DISH DBS Corp., 7.75%, 7/01/26	25	29,375
Intelsat Jackson Holdings SA, 7.25%, 10/15/20	25	22,500
Omnicom Group, Inc., 4.45%, 8/15/20	100	106,747
Thomson Reuters Corp., 4.30%, 11/23/23	100	106,818
Walt Disney Co.:
1.65%, 1/08/19	80	80,141
0.88%, 7/12/19	80	78,728

		694,569
Metals & Mining — 1.0%
Alcoa, Inc., 5.13%, 10/01/24	25	26,575
Goldcorp, Inc., 3.63%, 6/09/21	80	82,977
Nucor Corp., 5.85%, 6/01/18	80	83,166

		192,718
Multi-Utilities — 0.3%
AmeriGas Partners LP/AmeriGas Finance Corp., 5.88%, 8/20/26	25	25,500
NGL Energy Partners LP/NGL Energy Finance Corp., 7.50%, 11/01/23 (a)	25	25,313

		50,813
Oil, Gas & Consumable Fuels — 4.3%
BP Capital Markets PLC, 3.56%, 11/01/21	70	73,508
Buckeye Partners LP, 4.88%, 2/01/21	80	85,589
Canadian Natural Resources Ltd., 3.90%, 2/01/25	40	40,753
Chevron Corp.:
1.56%, 5/16/19	80	79,859
3.19%, 6/24/23	70	72,385
Concho Resources, Inc., 5.50%, 4/01/23	25	25,844
DCP Midstream Operating LP, 3.88%, 3/15/23	25	24,425
Enbridge, Inc., 4.00%, 10/01/23	40	41,966
Energy Transfer Partners LP, 4.75%, 1/15/26	50	52,869
EP Energy LLC/Everest Acquisition Finance, Inc., 6.38%, 6/15/23	25	17,906
Occidental Petroleum Corp., 3.40%, 4/15/26	25	25,492
ONEOK Partners LP, 3.38%, 10/01/22	70	71,232
Permian Resources LLC, 13.00%, 11/30/20 (a)	25	29,000
Sabine Pass Liquefaction LLC, 5.63%, 2/01/21	100	109,391
Shell International Finance BV, 1.38%, 5/10/19	80	79,529
Tesoro Logistics LP/Tesoro Logistics Finance Corp., 5.25%, 1/15/25	25	26,437

		856,185
Oil: Crude Producers — 0.5%
Hospitality Properties Trust, 4.25%, 2/15/21	100	104,716
Personal Products — 0.4%
Procter & Gamble Co., 1.90%, 11/01/19	80	80,679
Pharmaceuticals — 4.6%
Abbott Laboratories, 3.88%, 9/15/25	70	72,102
AstraZeneca PLC:
1.75%, 11/16/18	125	125,136
3.38%, 11/16/25	50	51,252
GlaxoSmithKline Capital, Inc., 5.65%, 5/15/18	100	103,967
Johnson & Johnson:
1.13%, 3/01/19	80	79,632
3.55%, 5/15/21	80	84,967
Novartis Securities Investment Ltd., 5.13%, 2/10/19	80	84,539

Corporate Bonds	Par (000)	Value
Pharmaceuticals (continued)
Teva Pharmaceutical Finance Netherlands III BV, 1.40%, 7/20/18	$150	$149,315
Wyeth LLC, 6.45%, 2/01/24	70	85,343
Zoetis, Inc., 3.25%, 2/01/23	70	72,114

		908,367
Professional Services — 0.1%
Verisk Analytics, Inc., 4.13%, 9/12/22	25	26,376
Real Estate — 0.4%
Prologis LP, 3.75%, 11/01/25	75	78,641
Real Estate Investment Trusts (REITs) — 2.5%
American Tower Corp., 2.80%, 6/01/20	50	50,814
Camden Property Trust, 2.95%, 12/15/22	20	19,946
Equity One, Inc., 3.75%, 11/15/22	100	104,039
HCP, Inc.:
3.75%, 2/01/19	80	81,874
5.38%, 2/01/21	80	87,359
Hospitality Properties Trust, 5.00%, 8/15/22	50	53,760
Kilroy Realty LP, 3.80%, 1/15/23	20	20,764
Welltower, Inc., 4.13%, 4/01/19	80	82,599

		501,155
Road & Rail — 0.4%
Burlington Northern Santa Fe LLC, 4.70%, 10/01/19	80	85,467
Semiconductors & Semiconductor Equipment — 2.3%
NVIDIA Corp.:
2.20%, 9/16/21	150	149,019
3.20%, 9/16/26	50	49,435
Seagate HDD Cayman, 3.75%, 11/15/18	50	51,313
Texas Instruments, Inc., 1.85%, 5/15/22	100	98,534
Xilinx, Inc., 3.00%, 3/15/21	100	102,796

		451,097
Software — 1.9%
Autodesk, Inc., 4.38%, 6/15/25	25	26,535
BMC Software Finance, Inc., 8.13%, 7/15/21 (a)	25	25,532
Electronic Arts, Inc., 3.70%, 3/01/21	100	104,267
Hewlett Packard Enterprise Co., 4.40%, 10/15/22	50	53,380
Microsoft Corp., 1.30%, 11/03/18	80	79,932
Oracle Corp., 2.25%, 10/08/19	80	80,918

		370,564
Specialty Retail — 1.7%
Best Buy Co., Inc.:
5.00%, 8/01/18	50	51,847
5.50%, 3/15/21	80	87,244
Coach, Inc., 4.25%, 4/01/25	40	41,128
Home Depot, Inc., 2.00%, 6/15/19	80	80,640
L Brands, Inc., 8.50%, 6/15/19	25	27,875
QVC, Inc., 5.13%, 7/02/22	50	52,977

		341,711
Technology Hardware, Storage & Peripherals — 2.4%
Apple, Inc., 2.85%, 2/23/23	50	51,039
Diamond 1 Finance Corp./Diamond 2 Finance Corp. (a):
3.48%, 6/01/19	100	102,383
5.45%, 6/15/23	25	27,153
EMC Corp.:
1.88%, 6/01/18	75	74,556
2.65%, 6/01/20	50	49,310
Hewlett Packard Enterprise Co.:
2.85%, 10/05/18	75	76,028
3.60%, 10/15/20	100	103,998

		484,467

See Notes to Financial Statements.

12	BLACKROCK FUNDS	MAY 31, 2017

Schedule of Investments (continued)	BlackRock Impact Bond Fund

Corporate Bonds	Par (000)	Value
Textiles, Apparel & Luxury Goods — 0.1%
Levi Strauss & Co., 5.00%, 5/01/25	$25	$26,031
Wireless Telecommunication Services — 2.2%
American Tower Corp.:
2.25%, 1/15/22	50	48,977
4.00%, 6/01/25	100	103,805
Crown Castle International Corp.:
3.40%, 2/15/21	80	82,589
5.25%, 1/15/23	50	55,845
SBA Communications Corp., 4.88%, 7/15/22	25	25,844
Sprint Communications, Inc., 9.00%, 11/15/18 (a)	9	9,878
Sprint Corp., 7.63%, 2/15/25	25	28,750
T-Mobile USA, Inc., 6.00%, 4/15/24	25	26,938
Weyerhaeuser Co., 4.63%, 9/15/23	50	54,619

		437,245
Total Corporate Bonds — 76.5%		15,192,749

U.S. Government Sponsored Agency Securities
Mortgage-Backed Securities — 51.1%
Fannie Mae Mortgage-Backed Securities:
3.00%, 6/01/47 (b)	100	100,551
3.50%, 6/01/47 (b)	1,488	1,536,468
4.00%, 6/01/32 - 6/01/47 (b)	1,474	1,560,329
4.50%, 6/01/32 - 7/01/47 (b)	846	909,529
5.00%, 6/01/39 - 3/01/41	988	1,089,191
5.50%, 6/01/47 (b)	400	445,797
Freddie Mac Mortgage-Backed Securities:
3.00%, 6/01/47 (b)	465	467,316
3.50%, 3/01/47	780	807,469
4.00%, 2/01/47 - 6/01/47 (b)	280	295,509
4.50%, 6/01/47 (b)	475	511,881
Ginnie Mae Mortgage-Backed Securities:
3.50%, 6/01/47 (b)	700	730,297

U.S. Government Sponsored Agency Securities	Par (000)	Value
Mortgage-Backed Securities (continued)
Ginnie Mae Mortgage-Backed Securities (continued):
4.00%, 2/20/47	$520	$551,547
4.50%, 6/01/47 (b)	1,075	1,150,733
Total U.S. Government Sponsored Agency Securities — 51.1%		10,156,617
Total Long-Term Investments (Cost — $25,423,745) — 127.6%		25,349,366

Short-Term Securities	Shares
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.67% (c)(d)	1,062,423	1,062,423
Total Short-Term Securities (Cost — $1,062,423) — 5.3%		1,062,423
Total Investments, Before TBA Sale Commitments (Cost — $26,486,168) — 132.9%		26,411,789

TBA Sale Commitments	Par (000)
Mortgage-Backed Securities — (3.5)%
Fannie Mae Mortgage-Backed Securities (b):
3.50%, 6/01/47	$463	(477,725)
4.50%, 6/01/47	201	(216,828)
Total TBA Sale Commitments (Proceeds — $689,070) — (3.5)%		(694,553)
Total Investments, Net of TBA Sale Commitments (Cost — $25,797,098) — 129.4%		25,717,236
Liabilities in Excess of Other Assets — (29.4)%		(5,845,828)

Net Assets — 100.0%		$19,871,408

Notes to Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Represents or includes a TBA transaction. As of period end, unsettled TBA transactions were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Bank of America N.A.	$2,689,037	$18,000
Barclays Bank PLC	$487,772	$2,083
Citigroup Global Markets, Inc.	$16,313	$(3,046)
Credit Suisse Securities (USA) LLC	$809,403	$5,317
Goldman Sachs & Co.	$960,125	$47
J.P. Morgan Securities LLC	$178,319	$769
Morgan Stanley & Co. LLC	$211,313	$1,114
Nomura Securities International, Inc.	$294,374	$1,885
RBC Capital Markets, LLC	$354,716	$3,241

See Notes to Financial Statements.

BLACKROCK FUNDS	MAY 31, 2017	13

Schedule of Investments (continued)	BlackRock Impact Bond Fund

(c)	During the period ended May 31, 2017, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Net Activity	Shares Held at May 31, 2017	Value at May 31, 2017	Income	Net Realized Gain[1]	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	1,062,423	1,062,423	$1,062,423	$3,666	$9	—
BlackRock Liquidity Funds, TempFund, Institutional Class	—	—	—	853	—	—
Total			$1,062,423	$4,519	$9	—

[1] Includes net capital gain distribution.

(d)	Current yield as of period end.

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
Contracts Long (Short)	Issue	Expiration	Notional Value	Unrealized Appreciation (Depreciation)
(2)	2-Year U.S. Treasury Note	September 2017	$432,969	$(96)
11	5-Year U.S. Treasury Note	September 2017	$1,301,438	2,209
5	10-Year U.S. Treasury Note	September 2017	$631,484	869
1	10-Year U.S. Ultra Long Treasury Note	September 2017	$135,734	741
1	Long U.S. Treasury Bond	September 2017	$153,813	1,186
4	Ultra Long U.S. Treasury Bond	September 2017	$660,500	8,900
Total				$13,809

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation[1]	—	—	—	—	$13,905	—	$13,905
Liabilities — Derivative Financial Instruments
Futures contracts	Net unrealized depreciation[1]	—	—	—	—	$96	—	$96

[1]    Includes cumulative appreciation (depreciation) on futures, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the period ended May 31, 2017, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts		—	—	—	—	$(149,307)	—	$(149,307)
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts		—	—	—	—	$13,809	—	$13,809

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$2,406,559
Average notional value of contracts — short	$541,528

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

See Notes to Financial Statements.

14	BLACKROCK FUNDS	MAY 31, 2017

Schedule of Investments (concluded)	BlackRock Impact Bond Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:[1]
Corporate Bonds	—	$15,192,749	—	$15,192,749
U.S. Government Sponsored Agency Securities	—	10,156,617	—	10,156,617
Short-Term Securities	$1,062,423	—	—	1,062,423
Liabilities:
Investments:
TBA Sale Commitments	—	(694,553)	—	(694,553)

Total	$1,062,423	$24,654,813	—	$25,717,236

Derivative Financial Instruments[2]
Assets:
Interest rate contracts	$13,905	—	—	$13,905
Liabilities:
Interest rate contracts	(96)	—	—	(96)

Total	$13,809	—	—	$13,809

[1] See above Schedule of Investments for values in each sector.
[2] Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

During the period ended May 31, 2017, there were no transfers between levels.

See Notes to Financial Statements.

BLACKROCK FUNDS	MAY 31, 2017	15

Schedule of Investments May 31, 2017	BlackRock Impact U.S. Equity Fund (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 1.2%
Boeing Co.	823	$154,420
HEICO Corp., Class A	66	4,135
Northrop Grumman Corp.	220	57,028
Raytheon Co.	405	66,424
Rockwell Collins, Inc.	211	23,010
United Technologies Corp.	1,062	128,799

		433,816
Air Freight & Logistics — 0.3%
Expeditors International of Washington, Inc.	588	31,387
Hub Group, Inc., Class A (a)	558	20,004
XPO Logistics, Inc. (a)	1,141	60,017

		111,408
Airlines — 0.7%
Hawaiian Holdings, Inc. (a)	1,383	69,288
United Continental Holdings, Inc. (a)	2,091	166,590

		235,878
Auto Components — 0.5%
Delphi Automotive PLC	1,321	116,209
Johnson Controls International PLC	316	13,196
Lear Corp.	352	52,462

		181,867
Automobiles — 0.6%
Ford Motor Co.	15,140	168,357
General Motors Co.	1,134	38,476

		206,833
Banks — 6.0%
Bank of America Corp.	7,815	175,134
Bank of Hawaii Corp.	632	49,125
BB&T Corp.	127	5,290
California First National Bancorp	91	1,561
Cathay General Bancorp	740	26,270
CIT Group, Inc.	491	22,120
Citigroup, Inc.	4,221	255,539
Citizens Financial Group, Inc.	1,421	48,456
Columbia Banking System, Inc.	159	5,837
First Merchants Corp.	1,461	57,987
First Midwest Bancorp, Inc.	2,537	56,220
First Republic Bank	1,548	142,571
Glacier Bancorp, Inc.	2,822	91,038
Investors Bancorp, Inc.	1,999	26,447
JPMorgan Chase & Co.	5,938	487,807
MutualFirst Financial, Inc.	269	9,065
QCR Holdings, Inc.	93	4,073
Sandy Spring Bancorp, Inc.	28	1,074
SVB Financial Group (a)	183	31,201
United Community Banks, Inc.	2,999	77,284
Webster Financial Corp.	1,268	61,777
Wells Fargo & Co.	6,370	325,762
Wintrust Financial Corp.	2,209	151,891

		2,113,529
Beverages — 2.5%
Coca-Cola European Partners PLC	1,751	71,861
Dr. Pepper Snapple Group, Inc.	2,003	185,898
Monster Beverage Corp. (a)	2,294	115,985
PepsiCo, Inc.	4,344	507,683

		881,427
Biotechnology — 3.0%
AbbVie, Inc.	3,592	237,144
AMAG Pharmaceuticals, Inc. (a)	855	14,791
Amgen, Inc.	862	133,817
BioCryst Pharmaceuticals, Inc. (a)	1,429	7,359

Common Stocks	Shares	Value
Biotechnology (continued)
Biogen, Inc. (a)	263	$65,163
Celgene Corp. (a)	1,870	213,947
Conatus Pharmaceuticals, Inc. (a)	1,733	8,544
Exelixis, Inc. (a)	1,584	29,637
FibroGen, Inc. (a)	473	12,440
Gilead Sciences, Inc.	3,508	227,634
Halozyme Therapeutics, Inc. (a)	1,624	19,163
Incyte Corp. (a)	327	42,291
Innoviva, Inc. (a)	2,018	24,660
United Therapeutics Corp. (a)	107	12,935
Vertex Pharmaceuticals, Inc. (a)	133	16,439

		1,065,964
Building Products — 0.5%
Lennox International, Inc.	878	155,494
Masco Corp.	137	5,103

		160,597
Capital Markets — 2.3%
Ameriprise Financial, Inc.	454	54,839
BGC Partners, Inc., Class A	2,504	29,522
Charles Schwab Corp.	537	20,809
CME Group, Inc.	601	70,491
Evercore Partners, Inc., Class A	3,137	212,689
FBR & Co.	535	9,469
Franklin Resources, Inc.	2,339	97,747
Greenhill & Co., Inc.	458	9,274
Hamilton Lane, Inc., Class A (a)	697	14,100
Houlihan Lokey, Inc.	1,781	59,788
Invesco Ltd.	1,820	57,694
Janus Henderson Group PLC (a)	93	2,908
Moelis & Co., Class A	1,116	39,172
OM Asset Management PLC	724	10,107
Piper Jaffray Cos.	214	12,551
SEI Investments Co.	1,841	92,216
T. Rowe Price Group, Inc.	259	18,244

		811,620
Chemicals — 1.8%
Chemours Co.	516	20,635
Dow Chemical Co.	499	30,918
Ecolab, Inc.	2,775	368,631
FMC Corp.	1,097	82,681
LyondellBasell Industries NV, Class A	198	15,943
Platform Specialty Products Corp. (a)	576	7,188
Scotts Miracle-Gro Co., Class A	868	75,177
Stepan Co.	197	16,670
Trinseo SA	399	25,716

		643,559
Commercial Services & Supplies — 0.2%
Brink’s Co.	386	24,357
Steelcase, Inc., Class A	3,374	56,514

		80,871
Communications Equipment — 1.6%
Ciena Corp. (a)	2,328	54,661
Cisco Systems, Inc.	14,920	470,428
Harris Corp.	163	18,282

		543,371
Construction & Engineering — 0.3%
Fluor Corp.	2,677	120,090
Construction Materials — 0.1%
Vulcan Materials Co.	342	42,630
Consumer Finance — 1.3%
American Express Co.	1,608	123,720
Capital One Financial Corp.	2,694	207,222

See Notes to Financial Statements.

16	BLACKROCK FUNDS	MAY 31, 2017

Schedule of Investments (continued)	BlackRock Impact U.S. Equity Fund

Common Stocks	Shares	Value
Consumer Finance (continued)
Credit Acceptance Corp. (a)	37	$7,956
Discover Financial Services	489	28,704
Elevate Credit, Inc. (a)	2,638	18,466
Enova International, Inc. (a)	1,370	18,221
Synchrony Financial	2,307	61,943

		466,232
Containers & Packaging — 0.2%
Avery Dennison Corp.	930	78,362
Diversified Consumer Services — 0.3%
Capella Education Co.	316	27,350
Grand Canyon Education, Inc. (a)	494	38,730
Regis Corp. (a)	5,592	52,844

		118,924
Diversified Financial Services — 0.6%
Berkshire Hathaway, Inc., Class B (a)	932	154,041
Intercontinental Exchange, Inc.	597	35,933
MarketAxess Holdings, Inc.	95	18,105
Voya Financial, Inc.	400	13,672

		221,751
Diversified Telecommunication Services — 1.6%
AT&T, Inc.	3,216	123,912
Cogent Communications Holdings, Inc.	906	35,696
IDT Corp., Class B	495	8,395
Level 3 Communications, Inc. (a)	408	24,284
SBA Communications Corp. (a)	883	122,013
Verizon Communications, Inc.	4,968	231,708
Windstream Holdings, Inc.	2,318	9,852
Zayo Group Holdings, Inc. (a)	275	8,844

		564,704
Electric Utilities — 1.6%
NextEra Energy, Inc.	2,886	408,196
Southern Co.	2,820	142,720
Xcel Energy, Inc.	176	8,432

		559,348
Electrical Equipment — 0.6%
Emerson Electric Co.	1,739	102,810
Rockwell Automation, Inc.	597	94,756

		197,566
Electronic Equipment, Instruments & Components — 0.3%
Dolby Laboratories, Inc., Class A	571	28,773
Tech Data Corp. (a)	687	66,618

		95,391
Energy Equipment & Services — 1.3%
Baker Hughes, Inc.	1,297	71,530
Ensco PLC, Class A	6,291	39,256
NCS Multistage Holdings, Inc. (a)	133	3,490
Newpark Resources, Inc. (a)	628	4,647
Noble Corp. PLC	735	2,977
Pioneer Energy Services Corp. (a)	434	1,063
Schlumberger Ltd.	4,316	300,350
Superior Energy Services, Inc. (a)	334	3,464
TETRA Technologies, Inc. (a)	1,171	3,618
Weatherford International PLC (a)	7,609	36,523

		466,918
Food & Staples Retailing — 1.8%
Costco Wholesale Corp.	1,143	206,231
CVS Health Corp.	2,305	177,093
Performance Food Group Co. (a)	1,069	30,253
Wal-Mart Stores, Inc.	2,851	224,089

		637,666

Common Stocks	Shares	Value
Food Products — 1.5%
AdvancePierre Foods Holdings, Inc.	335	$13,491
Archer-Daniels-Midland Co.	1,532	63,701
Hershey Co.	1,904	219,474
Hormel Foods Corp.	572	19,236
J.M. Smucker Co.	966	123,503
Pinnacle Foods, Inc.	553	34,457
Tyson Foods, Inc., Class A	986	56,537

		530,399
Gas Utilities — 0.7%
Southwest Gas Holdings, Inc.	3,217	255,977
Health Care Equipment & Supplies — 2.5%
Boston Scientific Corp. (a)	4,506	121,797
Edwards Lifesciences Corp. (a)	332	38,203
Hologic, Inc. (a)	3,379	146,345
Medtronic PLC	5,410	455,955
Stryker Corp.	802	114,654

		876,954
Health Care Providers & Services — 2.1%
Aetna, Inc.	439	63,593
AmerisourceBergen Corp.	1,166	107,004
Cardinal Health, Inc.	1,471	109,281
Express Scripts Holding Co. (a)	905	54,074
Humana, Inc.	366	85,007
UnitedHealth Group, Inc.	1,446	253,310
VCA, Inc. (a)	103	9,489
WellCare Health Plans, Inc. (a)	252	43,294

		725,052
Hotels, Restaurants & Leisure — 1.8%
Aramark	1,277	47,581
Bloomin’ Brands, Inc.	3,097	62,033
Brinker International, Inc.	1,565	61,395
Cheesecake Factory, Inc.	1,243	73,312
Cracker Barrel Old Country Store, Inc.	114	19,016
Domino’s Pizza, Inc.	92	19,478
Ruth’s Hospitality Group, Inc.	3,601	77,782
Six Flags Entertainment Corp.	1,458	88,034
Texas Roadhouse, Inc.	1,042	50,975
Vail Resorts, Inc.	223	47,700
Wyndham Worldwide Corp.	603	60,897
Yum China Holdings, Inc. (a)	288	11,062

		619,265
Household Durables — 1.2%
iRobot Corp. (a)	1,453	134,722
KB Home	3,046	63,905
Taylor Morrison Home Corp., Class A (a)	570	13,253
Whirlpool Corp.	1,026	190,364

		402,244
Household Products — 1.4%
Kimberly-Clark Corp.	83	10,768
Procter & Gamble Co.	5,444	479,562

		490,330
Independent Power and Renewable Electricity Producers — 0.4%
NRG Energy, Inc.	1,369	21,986
Ormat Technologies, Inc.	2,151	128,028

		150,014
Industrial Conglomerates — 2.4%
Danaher Corp.	3,073	261,021
General Electric Co.	21,048	576,294

		837,315
Insurance — 3.0%
Aflac, Inc.	452	34,072

See Notes to Financial Statements.

BLACKROCK FUNDS	MAY 31, 2017	17

Schedule of Investments (continued)	BlackRock Impact U.S. Equity Fund

Common Stocks	Shares	Value
Insurance (continued)
Argo Group International Holdings Ltd.	875	$54,162
CNO Financial Group, Inc.	492	10,081
First American Financial Corp.	253	11,011
FNF Group	849	36,176
Hanover Insurance Group, Inc.	666	55,538
Infinity Property & Casualty Corp.	237	22,693
Loews Corp.	986	46,500
Marsh & McLennan Cos., Inc.	3,177	246,408
MetLife, Inc.	1,345	68,044
Progressive Corp.	535	22,700
Prudential Financial, Inc.	1,453	152,347
Reinsurance Group of America, Inc.	598	74,457
Selective Insurance Group, Inc.	1,850	94,535
Travelers Cos., Inc.	797	99,505
W.R. Berkley Corp.	52	3,587

		1,031,816
Internet & Direct Marketing Retail — 2.3%
Amazon.com, Inc. (a)	569	565,939
Expedia, Inc.	373	53,630
Liberty Expedia Holdings, Inc., Class A (a)	520	27,128
Liberty Interactive Corp QVC Group, Series A (a)	2,112	49,547
Netflix, Inc. (a)	767	125,075

		821,319
Internet Software & Services — 4.2%
Alphabet, Inc., Class A (a)	558	550,796
Alphabet, Inc., Class C (a)	415	400,417
Facebook, Inc., Class A (a)	2,566	388,647
LogMeIn, Inc.	315	34,965
Shutterstock, Inc. (a)	79	3,678
VeriSign, Inc. (a)	549	49,498
Wix.com Ltd. (a)	168	12,382
XO Group, Inc. (a)	1,216	20,076
Yandex NV, Class A (a)	109	2,886

		1,463,345
IT Services — 3.7%
Accenture PLC, Class A	2,932	364,946
Amdocs Ltd.	170	11,013
Automatic Data Processing, Inc.	81	8,292
CSG Systems International, Inc.	1,060	42,283
Euronet Worldwide, Inc. (a)	1,028	89,673
Everi Holdings, Inc. (a)	3,142	21,020
Fidelity National Information Services, Inc.	2,204	189,258
First Data Corp., Class A (a)	793	13,584
Fiserv, Inc. (a)	662	82,935
Forrester Research, Inc.	1,201	47,319
Hackett Group, Inc.	3,585	52,556
International Business Machines Corp.	1,967	300,223
Paychex, Inc.	481	28,490
PayPal Holdings, Inc. (a)	140	7,309
Travelport Worldwide Ltd.	2,853	38,516

		1,297,417
Leisure Products — 0.7%
Brunswick Corp.	2,188	120,909
Callaway Golf Co.	6,576	83,778
Hasbro, Inc.	518	54,525

		259,212
Life Sciences Tools & Services — 1.0%
PRA Health Sciences, Inc. (a)	2,324	167,909
Thermo Fisher Scientific, Inc.	261	45,098
Waters Corp. (a)	740	132,919

		345,926

Common Stocks	Shares	Value
Machinery — 2.3%
Caterpillar, Inc.	456	$48,076
Deere & Co.	118	14,450
Graco, Inc.	33	3,626
Illinois Tool Works, Inc.	2,644	373,385
Ingersoll-Rand PLC	1,777	159,219
Mueller Water Products, Inc., Series A	2,183	24,406
PACCAR, Inc.	1,305	82,163
Xylem, Inc.	1,863	97,137

		802,462
Media — 2.9%
AMC Networks, Inc., Class A (a)	796	42,172
CBS Corp., Class B	2,416	147,642
Central European Media Enterprises Ltd., Class A (a)	2,172	8,471
Comcast Corp., Class A	4,083	170,220
Discovery Communications, Inc., Class A (a)	1,407	37,286
Discovery Communications, Inc., Class C (a)	309	7,981
Entercom Communications Corp., Class A	1,024	10,547
Gray Television, Inc. (a)	1,182	14,243
Liberty Global PLC, Class A (a)	260	7,951
Meredith Corp.	939	50,800
New Media Investment Group, Inc.	340	4,396
Omnicom Group, Inc.	709	59,357
Scripps Networks Interactive, Inc., Class A	753	49,864
Time Warner, Inc.	1,765	175,600
Walt Disney Co.	2,074	223,868

		1,010,398
Metals & Mining — 0.6%
Freeport-McMoRan, Inc. (a)	634	7,284
Newmont Mining Corp.	2,280	77,862
Schnitzer Steel Industries, Inc., Class A	4,626	89,282
Worthington Industries, Inc.	907	38,067

		212,495
Multi-Utilities — 0.4%
CMS Energy Corp.	2,565	121,607
Consolidated Edison, Inc.	99	8,196

		129,803
Multiline Retail — 0.5%
Burlington Stores, Inc. (a)	172	16,830
Kohl’s Corp.	846	32,512
Nordstrom, Inc.	290	12,122
Target Corp.	1,816	100,152

		161,616
Oil, Gas & Consumable Fuels — 4.3%
Bill Barrett Corp. (a)	1,525	5,277
Cheniere Energy, Inc. (a)	1,103	53,738
Chevron Corp.	1,397	144,562
Concho Resources, Inc. (a)	547	69,349
EP Energy Corp., Class A (a)	1,478	6,222
Exxon Mobil Corp.	3,052	245,686
Gulfport Energy Corp. (a)	1,158	16,617
Kinder Morgan, Inc.	645	12,100
Kosmos Energy Ltd. (a)	1,890	11,340
Laredo Petroleum, Inc. (a)	1,448	17,014
Linn Energy, Inc. (a)	293	8,995
Occidental Petroleum Corp.	1,157	68,182
ONEOK, Inc.	168	8,346
Pacific Ethanol, Inc. (a)	1,747	10,307
Phillips 66	2,892	220,110
Pioneer Natural Resources Co.	1,319	220,088
QEP Resources, Inc. (a)	1,742	17,420
Range Resources Corp.	2,557	58,965
REX American Resources Corp. (a)	441	41,948
Scorpio Tankers, Inc.	1,366	5,082

See Notes to Financial Statements.

18	BLACKROCK FUNDS	MAY 31, 2017

Schedule of Investments (continued)	BlackRock Impact U.S. Equity Fund

Common Stocks	Shares	Value
Oil, Gas & Consumable Fuels (continued)
SM Energy Co.	1,403	$23,809
Valero Energy Corp.	3,758	231,004
Western Refining, Inc.	109	3,946

		1,500,107
Paper & Forest Products — 0.3%
Boise Cascade Co. (a)	2,145	57,808
Domtar Corp.	1,147	41,728

		99,536
Personal Products — 0.9%
Estee Lauder Cos., Inc., Class A	3,423	322,241
Herbalife Ltd. (a)	87	6,245

		328,486
Pharmaceuticals — 4.4%
Amphastar Pharmaceuticals, Inc. (a)	921	15,722
Bristol-Myers Squibb Co.	875	47,206
Catalent, Inc. (a)	1,405	49,920
Corcept Therapeutics, Inc. (a)	651	7,363
Eli Lilly & Co.	60	4,774
Johnson & Johnson	3,809	488,504
Merck & Co., Inc.	1,441	93,824
Nektar Therapeutics (a)	880	17,494
Pfizer, Inc.	17,880	583,782
Prestige Brands Holdings, Inc. (a)	3,055	153,911
Supernus Pharmaceuticals, Inc. (a)	147	5,527
Zoetis, Inc.	1,151	71,684

		1,539,711
Professional Services — 0.9%
Equifax, Inc.	675	92,340
Insperity, Inc.	730	55,079
ManpowerGroup, Inc.	1,127	114,807
WageWorks, Inc. (a)	567	40,115

		302,341
Real Estate Investment Trusts (REITs) — 3.9%
American Tower Corp.	653	85,667
Apartment Investment & Management Co., Class A	1,184	50,817
Arbor Realty Trust, Inc.	3,311	27,150
Ares Commercial Real Estate Corp.	911	12,053
Ashford Hospitality Trust, Inc.	934	5,754
Crown Castle International Corp.	1,743	177,176
DDR Corp.	5,199	44,607
DiamondRock Hospitality Co.	3,158	35,022
Extra Space Storage, Inc.	403	31,220
New Residential Investment Corp.	1,516	24,393
Prologis, Inc.	6,208	344,792
Realty Income Corp.	1,101	60,478
Ryman Hospitality Properties, Inc.	1,713	110,334
Simon Property Group, Inc.	427	65,865
Summit Hotel Properties, Inc.	353	6,319
UDR, Inc.	800	30,888
Welltower, Inc.	3,530	256,066

		1,368,601
Real Estate Management & Development — 0.4%
Kennedy-Wilson Holdings, Inc.	1,849	36,241
Realogy Holdings Corp.	2,883	87,816

		124,057
Road & Rail — 1.1%
AMERCO, Inc.	43	15,878
ArcBest Corp.	2,234	41,999
Daseke, Inc. (a)	657	6,202
Old Dominion Freight Line, Inc.	2,365	211,242
Ryder System, Inc.	1,254	83,291

Common Stocks	Shares	Value
Road & Rail (continued)
Swift Transportation Co. (a)	879	$21,052

		379,664
Semiconductors & Semiconductor Equipment — 3.8%
Analog Devices, Inc.	933	80,014
Applied Materials, Inc.	1,258	57,717
Entegris, Inc. (a)	5,919	146,199
Intel Corp.	12,475	450,472
NVIDIA Corp.	531	76,650
Texas Instruments, Inc.	4,444	366,586
Xilinx, Inc.	2,211	147,496

		1,325,134
Software — 4.9%
Activision Blizzard, Inc.	148	8,670
Adobe Systems, Inc. (a)	340	48,232
Cadence Design Systems, Inc. (a)	4,949	173,908
Electronic Arts, Inc. (a)	674	76,384
Imperva, Inc. (a)	477	23,564
Microsoft Corp.	14,357	1,002,693
Red Hat, Inc. (a)	1,918	171,795
salesforce.com, Inc. (a)	660	59,162
Take-Two Interactive Software, Inc. (a)	1,386	106,362
VMware, Inc., Class A (a)	379	36,820
Zix Corp. (a)	1,066	6,151

		1,713,741
Specialty Retail — 2.0%
Best Buy Co., Inc.	680	40,385
Big 5 Sporting Goods Corp.	649	9,021
Dick’s Sporting Goods, Inc.	342	14,066
Home Depot, Inc.	2,059	316,077
L Brands, Inc.	206	10,630
Lowe’s Cos., Inc.	2,616	206,062
TJX Cos., Inc.	799	60,093
Ulta Salon Cosmetics & Fragrance, Inc. (a)	47	14,328
West Marine, Inc.	1,133	11,137

		681,799
Technology Hardware, Storage & Peripherals — 4.1%
Apple, Inc.	9,375	1,432,125
Textiles, Apparel & Luxury Goods — 0.1%
Columbia Sportswear Co.	804	43,641
Under Armour, Inc., Class C (a)	257	4,582

		48,223
Thrifts & Mortgage Finance — 0.2%
Essent Group Ltd. (a)	759	27,529
Federal Agricultural Mortgage Corp., Class C	113	6,848
Ladder Capital Corp.	1,902	26,761
TFS Financial Corp.	527	8,232

		69,370
Trading Companies & Distributors — 0.0%
MRC Global, Inc. (a)	817	14,747
Transportation Infrastructure — 0.3%
Macquarie Infrastructure Corp.	1,316	102,516
Water Utilities — 0.2%
California Water Service Group	601	20,824
SJW Corp.	620	29,785

		50,609
Wireless Telecommunication Services — 0.3%
Boingo Wireless, Inc. (a)	2,767	44,466
Telephone & Data Systems, Inc.	1,702	48,558

		93,024
Total Common Stocks — 98.9%		34,637,472

See Notes to Financial Statements.

BLACKROCK FUNDS	MAY 31, 2017	19

Schedule of Investments (continued)	BlackRock Impact U.S. Equity Fund

Rights — 0.0%	Shares	Value
Biotechnology — 0.0%
Dyax Corp. (a)(b)	64	$146
Total Long-Term Investments (Cost — $31,001,598) — 98.9%		34,637,618

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.67% (c)(d)	440,606	$440,606
Total Short-Term Securities (Cost — $440,606) — 1.2%		440,606
Total Investments (Cost — $31,442,204) — 100.1%		35,078,224
Liabilities in Excess of Other Assets — (0.1)%		(44,729)

Net Assets — 100.0%		$35,033,495

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

(c)	During the year ended May 31, 2017, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at May 31, 2016	Shares Purchased		Shares Sold	Shares Held at May 31, 2017	Value at May 31, 2017	Income		Net Realized Gain (Loss)[1]	Change in Unrealized Depreciation
BlackRock Liquidity Funds, T-Fund, Institutional Class	—	440,606	[2]	—	440,606	$440,606	$1,060		$1	—
BlackRock Liquidity Funds, TempFund, Institutional Class	168,630	—		(168,630)[3]	—	—	136		—	—
PNC Financial Services Group, Inc.	25	—		(25)	—	—	—		(144)	$(3)
SL Liquidity Series, LLC, Money Market Series	—	—		—	—	—	1,727	[4]	7	—
Total						$440,606	$2,923		$(136)	$(3)

[1] Includes net capital gain distributions.
[2] Represents net shares purchased.
[3] Represents net shares sold.

[4] Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(d)	Current yield as of period end.

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
Contracts Long	Issue	Expiration	Notional Value	Unrealized Depreciation
5	Russell 2000 E-Mini Index	June 2017	$342,275	$(2,019)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Liabilities — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized depreciation[1]	—	—	$2,019	—	—	—	$2,019

[1] Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

See Notes to Financial Statements.

20	BLACKROCK FUNDS	MAY 31, 2017

Schedule of Investments (concluded)	BlackRock Impact U.S. Equity Fund

For the year ended May 31, 2017, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	$19,022	—	—	—	$19,022
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	$(7,956)	—	—	—	$(7,956)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$201,534

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Long-Term Investments:
Common Stocks[1]	$34,637,472	—	—	$34,637,472
Rights	—	—	$146	146
Short-Term Securities	440,606	—	—	440,606

Total	$35,078,078	—	$146	$35,078,224

Derivative Financial Instruments[2]
Liabilities:
Equity contracts	$(2,019)	—	—	$(2,019)
[1] See above Schedule of Investments for values in each sector.
[2] Derivative financial instruments futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

During the year ended May 31, 2017, there were no transfers between Levels.

See Notes to Financial Statements.

BLACKROCK FUNDS	MAY 31, 2017	21

Statements of Assets and Liabilities

May 31, 2017	BlackRock Impact Bond Fund	BlackRock Impact U.S. Equity Fund

Assets
Investments at value — unaffiliated[1]	$25,349,366	$34,637,618
Investments at value — affiliated[2]	1,062,423	440,606
Cash pledged for futures contracts	34,000	17,000
Receivables:
Investments sold	674,000	286,642
TBA sale commitments	689,070	—
Interest — unaffiliated	161,609	—
From the Manager	30,128	11,215
Variation margin on futures contracts	5,230	—
Dividends — affiliated	485	226
Dividends — unaffiliated	—	74,301
Securities lending income — affiliated	—	134
Capital shares sold	—	162,960
Deferred offering costs	33,370	—
Prepaid expenses	6,661	21,345

Total assets	28,046,342	35,652,047

Liabilities
TBA sale commitments at value[3]	694,553	—
Payables:
Investments purchased	7,350,049	500,366
Professional fees	70,887	56,286
Income dividends	34,736	—
Offering costs	1,000	—
Administration fees	652	993
Officer’s and Trustees’ fees	195	647
Service and distribution fees	54	1,226
Capital shares redeemed	—	12,703
Variation margin on futures contracts	—	225
Other accrued expenses	22,808	46,106

Total liabilities	8,174,934	618,552

Net Assets	$19,871,408	$35,033,495

Net Assets Consist of
Paid-in capital	$20,219,843	$30,336,614
Undistributed net investment income	10,812	197,564
Accumulated net realized gain (loss)	(293,194)	865,316
Net unrealized appreciation (depreciation)	(66,053)	3,634,001

Net Assets	$19,871,408	$35,033,495

[1] Investments at cost — unaffiliated	$25,423,745	$31,001,598
[2] Investments at cost — affiliated	$1,062,423	$440,606
[3] Proceeds from TBA sale commitments	$689,070	—

See Notes to Financial Statements.

22	BLACKROCK FUNDS	MAY 31, 2017

Statements of Assets and Liabilities (concluded)

May 31, 2017	BlackRock Impact Bond Fund	BlackRock Impact U.S. Equity Fund

Net Assets Value
Institutional:
Net Assets	$19,712,673	$30,844,381

Shares outstanding[4]	2,009,727	2,554,457

Net asset value	$9.81	$12.07

Investor A:
Net Assets	$58,878	$3,193,986

Shares outstanding[4]	6,001	265,074

Net asset value	$9.81	$12.05

Investor C:
Net Assets	$50,814	$755,972

Shares outstanding[4]	5,181	63,121

Net asset value	$9.81	$11.98

Class K:
Net Assets	$49,043	$239,156

Shares outstanding[4]	5,000	19,802

Net asset value	$9.81	$12.08

[4] Unlimited number of shares authorized, $0.001 par value.

See Notes to Financial Statements.

BLACKROCK FUNDS	MAY 31, 2017	23

Statements of Operations

Year Ended May 31, 2017	BlackRock Impact Bond Fund[1]	BlackRock Impact U.S. Equity Fund

Investment Income
Interest — unaffiliated	$352,655	—
Dividends — unaffiliated	—	$497,127
Dividends — affiliated	4,519	1,196
Securities lending income — affiliated — net	—	1,727
Foreign taxes withheld	—	(5)

Total investment income	357,174	500,045

Expenses
Organization and offering	115,343	—
Offering	—	110,977
Professional	74,274	56,848
Investment advisory	45,185	102,708
Officer and Trustees	7,047	10,238
Printing	6,430	17,442
Administration	6,401	10,913
Accounting services	6,205	12,410
Administration — class specific	3,014	5,136
Custodian	2,829	33,577
Transfer agent — class specific	2,610	2,396
Registration	1,875	42,273
Service and distribution — class specific	482	4,333
Miscellaneous	16,190	13,812

Total expenses	287,885	423,063
Less:
Fees waived and/or reimbursed by the Manager	(215,113)	(260,503)
Administration fees waived	(6,401)	(10,913)
Transfer agent fees reimbursed — class specific	(98)	(1,066)
Administration fees waived — class specific	(23)	(263)

Total expenses after fees waived and/or reimbursed	66,250	150,318

Net investment income	290,924	349,727

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	(143,896)	1,318,012
Investments — affiliated	—	(137)
Futures contracts	(149,307)	19,022
Capital gain distributions from investment companies — affiliated	9	1

	(293,194)	1,336,898

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(79,862)	2,578,420
Investments — affiliated	—	(3)
Futures contracts	13,809	(7,956)

	(66,053)	2,570,461

Net realized and unrealized gain (loss)	(359,247)	3,907,359

Net Increase (Decrease) in Net Assets Resulting from Operations	$(68,323)	$4,257,086

[1] Commenced operations on August 23, 2016.

See Notes to Financial Statements.

24	BLACKROCK FUNDS	MAY 31, 2017

Statements of Changes in Net Assets

	BlackRock Impact Bond Fund	BlackRock Impact U.S. Equity Fund
Increase (Decrease) in Net Assets:	Period August 23, 2016[1] to May 31, 2017	Year Ended May 31, 2017	Period October 5, 2015[1] to May 31, 2016

Operations
Net investment income	$290,924	$349,727	$216,430
Net realized gain (loss)	(293,194)	1,336,898	(140,295)
Net change in unrealized appreciation (depreciation)	(66,053)	2,570,461	1,063,540

Net increase (decrease) in net assets resulting from operations	(68,323)	4,257,086	1,139,675

Distributions to Shareholders[2]
From net investment income:
Institutional	(309,986)	(346,334)	(109,504)
Investor A	(745)	(6,539)	(421)
Investor C	(404)	(1,066)	(76)
Class K	(792)	(3,377)	—
From net realized gain:
Institutional	—	(300,085)	(20,295)
Investor A	—	(7,686)	(84)
Investor C	—	(2,017)	(26)
Class K	—	(2,853)	—

Decrease in net assets resulting from distributions to shareholders	(311,927)	(669,957)	(130,406)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	20,251,658	9,825,357	20,611,740

Net Assets
Total increase in net assets	19,871,408	13,412,486	21,621,009
Beginning of period	—	21,621,009	—

End of period	$19,871,408	$35,033,495	$21,621,009

Undistributed net investment income, end of period	$10,812	$197,564	$151,011

[1]	Commencement of operations.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK FUNDS	MAY 31, 2017	25

Financial Highlights	BlackRock Impact Bond Fund

Institutional
Period August 23, 2016[1] to May 31, 2017

Per Share Operating Performance
Net asset value, beginning of period	$10.00

Net investment income[2]	0.15
Net realized and unrealized loss	(0.18)

Net decrease from investment operations	(0.03)

Distributions from net investment income[3]	(0.16)

Net asset value, end of period	$9.81

Total Return[4,5]
Based on net asset value	(0.32)%

Ratios to Average Net Assets
Total expenses[6,7]	1.63% [8]

Total expenses after fees waived and/or reimbursed[6,7]	0.44%

Net investment income[6,7]	1.93%

Supplemental Data
Net assets, end of period (000)	$19,713

Portfolio turnover rate[9]	470%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Annualized.

[7]	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.

[8]	Audit, offering and organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 1.91%.

[9]	Includes mortgage dollar roll transactions (“MDRs”). Excluding MDRs, the portfolio turnover rate would have been 332%.

See Notes to Financial Statements.

26	BLACKROCK FUNDS	MAY 31, 2017

Financial Highlights (continued)	BlackRock Impact Bond Fund

	Investor A	Investor C
	Period August 23, 2016[1] to May 31, 2017	Period August 23, 2016[1] to May 31, 2017

Per Share Operating Performance
Net asset value, beginning of period	$10.00	$10.00

Net investment income[2]	0.13	0.07
Net realized and unrealized loss	(0.18)	(0.18)

Net decrease from investment operations	(0.05)	(0.11)

Distributions from net investment income[3]	(0.14)	(0.08)

Net asset value, end of period	$9.81	$9.81

Total Return[4,5]
Based on net asset value	(0.52)%	(1.09)%

Ratios to Average Net Assets
Total expenses[6,7]	1.95% [8]	2.73% [8]

Total expenses after fees waived and/or reimbursed[6,7]	0.70%	1.45%

Net investment income[6,7]	1.69%	0.92%

Supplemental Data
Net assets, end of period (000)	$59	$51

Portfolio turnover rate[9]	470%	470%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Annualized.

[7]	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.

[8]

Audit, offering and organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 2.22% and 3.01%, respectively.

[9]	Includes MDRs. Excluding MDRs, the portfolio turnover rate would have been 332%.

See Notes to Financial Statements.

BLACKROCK FUNDS	MAY 31, 2017	27

Financial Highlights (concluded)	BlackRock Impact Bond Fund

Class K
Period August 23, 2016[1] to May 31, 2017

Per Share Operating Performance
Net asset value, beginning of period	$10.00

Net investment income[2]	0.15
Net realized and unrealized loss	(0.18)

Net decrease from investment operations	(0.03)

Distributions from net investment income[3]	(0.16)

Net asset value, end of period	$9.81

Total Return[4,5]
Based on net asset value	(0.29)%

Ratios to Average Net Assets
Total expenses[6,7]	1.74% [8]

Total expenses after fees waived and/or reimbursed[6,7]	0.40%

Net investment income[6,7]	1.97%

Supplemental Data
Net assets, end of period (000)	$49

Portfolio turnover rate[9]	470%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with U.S federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Annualized.

[7]	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.

[8]	Audit, offering and organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 2.01%.

[9]	Includes MDRs. Excluding MDRs, the portfolio turnover rate would have been 332%.

See Notes to Financial Statements.

28	BLACKROCK FUNDS	MAY 31, 2017

Financial Highlights	BlackRock Impact U.S. Equity Fund

	Institutional
	Year Ended May 31, 2017	Period October 5, 2015[1] to May 31, 2016

Per Share Operating Performance
Net asset value, beginning of period	$10.49	$10.00

Net investment income[2]	0.15	0.11
Net realized and unrealized gain	1.74	0.45

Net increase from investment operations	1.89	0.56

Distributions:[3]
From net investment income	(0.17)	(0.06)
From net realized gain	(0.14)	(0.01)

Total distributions	(0.31)	(0.07)

Net asset value, end of period	$12.07	$10.49

Total Return[4]
Based on net asset value	18.35%	5.59%	[5]

Ratios to Average Net Assets
Total expenses	1.63%	1.91%	[6,7,8]

Total expenses after fees waived and/or reimbursed	0.57%	0.64%	[6,7]

Net investment income	1.37%	1.64%	[6,7]

Supplemental Data
Net assets, end of period (000)	$30,844	$21,080

Portfolio turnover rate	82%	56%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Annualized.

[7]	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.

[8]	Auditing, offering and organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 2.42%.

See Notes to Financial Statements.

BLACKROCK FUNDS	MAY 31, 2017	29

Financial Highlights (continued)	BlackRock Impact U.S. Equity Fund

	Investor A			Investor C
	Year Ended May 31, 2017	Period October 5, 2015[1] to May 31, 2016		Year Ended May 31, 2017	Period October 5, 2015[1] to May 31, 2016

Per Share Operating Performance
Net asset value, beginning of period	$10.48	$10.00		$10.45	$10.00

Net investment income[2]	0.14	0.09		0.06	0.04
Net realized and unrealized gain	1.72	0.45		1.71	0.45

Net increase from investment operations	1.86	0.54		1.77	0.49

Distributions:[3]
From net investment income	(0.15)	(0.05)		(0.10)	(0.03)
From net realized gain	(0.14)	(0.01)		(0.14)	(0.01)

Total distributions	(0.29)	(0.06)		(0.24)	(0.04)

Net asset value, end of period	$12.05	$10.48		$11.98	$10.45

Total Return[4]
Based on net asset value	18.04%	5.44%	[5]	17.24%	4.92%	[5]

Ratios to Average Net Assets
Total expenses	1.84%	2.21%	[6,7,8]	2.46%	3.27%	[6,7,8]

Total expenses after fees waived and/or reimbursed	0.82%	0.89%	[6,7]	1.54%	1.64%	[6,7]

Net investment income	1.22%	1.40%	[6,7]	0.53%	0.64%	[6,7]

Supplemental Data
Net assets, end of period (000)	$3,194	$307		$756	$26

Portfolio turnover rate	82%	56%		82%	56%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Annualized.

[7]	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.

[8]

Auditing, offering and organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 2.70% and 3.78%, respectively.

See Notes to Financial Statements.

30	BLACKROCK FUNDS	MAY 31, 2017

Financial Highlights (concluded)	BlackRock Impact U.S. Equity Fund

	Class K
	Year Ended May 31, 2017	Period March 28, 2016[1] to May 31, 2016

Per Share Operating Performance
Net asset value, beginning of period	$10.49	$10.10

Net investment income[2]	0.16	0.03
Net realized and unrealized gain	1.74	0.36

Net increase from investment operations	1.90	0.39

Distributions:[3]
From net investment income	(0.17)	—
From net realized gain	(0.14)	—

Total distributions	(0.31)	—

Net asset value, end of period	$12.08	$10.49

Total Return[4]
Based on net asset value	18.47%	3.86%	[5]

Ratios to Average Net Assets
Total expenses	1.68%	1.27%	[6,7,8]

Total expenses after fees waived and/or reimbursed	0.55%	0.60%	[6,7]

Net investment income	1.39%	1.81%	[6,7]

Supplemental Data
Net assets, end of period (000)	$239	$208

Portfolio turnover rate	82%	56%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.

[7]	Annualized.

[8]	Auditing, offering and organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 2.53%.

See Notes to Financial Statements.

BLACKROCK FUNDS	MAY 31, 2017	31

Notes to Financial Statements

1. Organization:

BlackRock FundsSM (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. Each Fund is a series of the Trust. The following are referred to herein collectively as the “Funds” or individually as a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification
BlackRock Impact Bond Fund	Impact Bond Fund	Diversified
BlackRock Impact U.S. Equity Fund	Impact U.S. Equity Fund	Diversified

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares, and may be subject to a contingent deferred sales charge “CDSC”. Institutional and Class K Shares are sold only to certain eligible investors. Investor A and Investor C Shares are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

Share Class	Initial Sales Charge	CDSC	Conversion Privilege
Institutional	No	No	None
Investor A Shares	Yes	No1	None
Investor C Shares	No	Yes	None
Class K Shares	No	No	None

[1]	Investor A Shares may be subject to a CDSC for certain redemptions where no initial sales charge was paid at the time of purchase.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., dollar rolls, TBA sale commitments and futures contracts) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions paid by Impact U.S. Equity Fund are recorded on the ex-dividend date. For Impact Bond Fund, distributions from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Organization and Offering Costs: Upon commencement of operations, organization costs associated with the establishment of the Funds were expensed by the Funds and reimbursed by the Manager. The Manager reimbursed Impact Bond Fund $3,705, which is included in fees waived and/or reimbursed by the Manager in the Statements of Operations. Offering costs are amortized over a 12-month period beginning with the commencement of operations.

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization on Purchased Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be on a modified applied retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to certain funds.

32	BLACKROCK FUNDS	MAY 31, 2017

Notes to Financial Statements (continued)

SEC Reporting Modernization: The Securities and Exchange Commission (“SEC”) adopted new rules and forms and amended other rules to enhance the reporting and disclosure of information by registered investment companies. As part of these changes, the SEC amended Regulation S-X to standardize and enhance disclosures in investment company financial statements. The compliance date for implementing the new or amended rules is August 1, 2017.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on its relative net assets or other appropriate methods.

Through May 31, 2016, the Funds had an arrangement with their custodian whereby credits were earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. Credits previously earned have been utilized until December 31, 2016. Under current arrangements effective June 1, 2016, the Funds no longer earn credits on uninvested cash, and may incur charges on uninvested cash balances and overdrafts, subject to certain conditions.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but the Funds may hold or transact in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•

The Funds value their investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon their pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

•	Futures contracts traded on exchanges are valued at their last sale price.

•	To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation

BLACKROCK FUNDS	MAY 31, 2017	33

Notes to Financial Statements (continued)

Committee will include Market approach, Income approach and Cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement.

The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of each Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis. As a result of the inherent uncertainty in valuation of these investments, the fair values may differ from the values that would have been used had an active market existed.

For investments in equity or debt issued by privately-held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)    recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii)    recapitalizations and other transactions across the capital structure; and

(iii)   market multiples of comparable issuers.

Income approach

(i)    future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii)    quoted prices for similar investments or assets in active markets; and

(iii)   other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)    audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii)    changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)   relevant news and other public sources; and

(iv)    known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing Market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by a Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies or funds. There may not be a secondary market, and/or there

34	BLACKROCK FUNDS	MAY 31, 2017

Notes to Financial Statements (continued)

are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments:

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a Fund may subsequently have to reinvest the proceeds at lower interest rates. If a Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”), there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

TBA Commitments: TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, a Fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

In order to better define contractual rights and to secure rights that will help a Fund mitigate their counterparty risk, TBA commitments may be entered into by a Fund under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by a Fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments. Typically, a Fund is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted to do so. To the extent amounts due to a Fund is not fully collateralized, contractually or otherwise, a Fund bears the risk of loss from counterparty non-performance.

Mortgage Dollar Roll Transactions: Certain Funds may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, a Fund is not entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and realize gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that a Fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Securities Lending: Certain Funds may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Funds collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by

BLACKROCK FUNDS	MAY 31, 2017	35

Notes to Financial Statements (continued)

the U.S. Government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Funds are entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, if any, all of which were classified as common stocks in the Impact U.S. Equity Fund’s Schedule of Investments, and the value of any related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedules of Investments.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, there is no securities lending agreements by counterparty which are subject to offset under an MSLA.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange.

Futures Contracts: Certain Funds invest in long and/or short positions in futures and options on futures contracts to gain exposure to, or manage exposure to changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

36	BLACKROCK FUNDS	MAY 31, 2017

Notes to Financial Statements (continued)

6. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets:

	Investment Advisory Fees
Average Daily Net Assets	Impact Bond Fund	Impact U.S. Equity Fund
First $1 Billion	0.30%	0.40%
$1 Billion — $3 Billion	0.28%	0.38%
$3 Billion — $5 Billion	0.27%	0.36%
$5 Billion — $10 Billion	0.26%	0.35%
Greater than $10 Billion	0.26%	0.34%

With respect to each Fund, the Manager entered into separate sub-advisory agreements with BlackRock International Limited (“BIL”), an affiliate of the

Manager. The Manager pays BIL, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by each Fund to the Manager.

Service and Distribution Fees: The Trust, on behalf of the Funds, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

	Service Fee	Distribution Fee
Investor A	0.25%	—
Investor C	0.25%	0.75%

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the year ended May 31, 2017, the following table shows the class specific service and distribution fees borne directly by each share class of each Fund:

	Investor A	Investor C	Total
Impact Bond Fund	$102	$380	$482
Impact U.S. Equity Fund	$2,281	$2,052	$4,333

Administration: The Trust, on behalf of the Funds, entered into an Administration Agreement with the Manager, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Fund. The administration fee, which is shown as administration in the Statements of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fee
First $500 Million	0.0425%
$500 Million — $1 Billion	0.0400%
$1 Billion — $2 Billion	0.0375%
$2 Billion — $4 Billion	0.0350%
$4 Billion — $13 Billion	0.0325%
Greater than $13 Billion	0.0300%

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration — class specific in the Statements of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

For the year ended May 31, 2017, the following table shows the class specific administration fees borne directly by each share class of each Fund:

Administration Fees	Institutional	Investor A	Investor C	Class K	Total
Impact Bond Fund	$2,990	$8	$8	$8	$3,014
Impact U.S. Equity Fund	$4,864	$185	$42	$45	$5,136

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets.

BLACKROCK FUNDS	MAY 31, 2017	37

Notes to Financial Statements (continued)

The Manager maintains a call center that is responsible for providing certain shareholder services to the Funds. Shareholder services include responding to inquiries and processing subscriptions and redemptions based upon instructions from shareholders. For the year ended May 31, 2017, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Investor A	Investor C	Class K	Total
Impact Bond Fund	$50	$5	$5	$5	$65
Impact U.S. Equity Fund	$101	$60	$13	$9	$183

For the year ended May 31, 2017, the following table shows the class specific transfer agent fees borne directly by each class of each Fund:

	Institutional	Investor A	Investor C	Class K	Total
Impact Bond Fund	$2,474	$44	$44	$48	$2,610
Impact U.S. Equity Fund	$792	$1,311	$231	$62	$2,396

Other Fees: For the year ended May 31, 2017, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

Investor A
Impact Bond Fund	$24
Impact U.S. Equity Fund	$1,653

For the year ended May 31, 2017, affiliates received CDSCs for Investor C Shares as follows:

Investor C
Impact Bond Fund	$5
Impact U.S. Equity Fund	$256

Expense Limitations, Waivers, Reimbursements, and Recoupments: With respect to each Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of each Fund’s business (“expense limitation”). The current expense limitations as a percentage of average daily net assets are as follows:

	Impact Bond Fund	Impact U.S. Equity Fund
Institutional	0.45%	0.55%
Investor A	0.70%	0.80%
Investor C	1.45%	1.55%
Class K	0.40%	0.50%

Prior to December 1, 2016, with respect to Impact U.S. Equity Fund, the expense limitations as a percentage of average daily net assets were as follows:

Institutional	Investor A	Investor C	Class K
0.65%	0.90%	1.65%	0.60%

The Manager has agreed not to reduce or discontinue these contractual expense limitations through September 30, 2018, unless approved by the Board, including a majority of the trustees who are not “interested persons” of the Funds, as defined in the 1940 Act (“Independent Trustees”) or by a vote of a majority of the outstanding voting securities of a Fund. For the year ended May 31, 2017, the amounts included in fees waived and/or reimbursed by the Manager in the Statements of Operations were as follows:

Total
Impact Bond Fund	$210,524
Impact U.S. Equity Fund	$260,318

These amounts waived and/or reimbursed are included in fees waived by the Manager, and shown as administration fees waived — class specific and transfer agent fees reimbursed — class specific respectively, in the Statements of Operations.

Class specific expense waivers and/or reimbursements are as follows:

Administration Fees Waived

	Investor A	Investor C	Class K	Total
Impact Bond Fund	$6	$9	$8	$23
Impact U.S. Equity Fund	$183	$36	$44	$263

38	BLACKROCK FUNDS	MAY 31, 2017

Notes to Financial Statements (continued)

Transfer Agent Fees Reimbursed

	Investor A	Investor C	Class K	Total
Impact Bond Fund	$25	$26	$47	$98
Impact U.S. Equity Fund	$862	$143	$61	$1,066

With respect to each Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations.

For the year ended May 31, 2017, the amounts waived were as follows:

Total
Impact Bond Fund	$884
Impact U.S. Equity Fund	$185

Effective September 1, 2016, the Manager voluntarily agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee. Prior to September 1, 2016, the Manager did not waive such fees. This voluntary waiver may be reduced or discontinued at any time without notice. With respect to Impact U.S. Equity Fund, effective September 28, 2016, this waiver became contractual through September 30, 2017. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended May 31, 2017, there were no such fees waived by the Manager.

With respect to the contractual expense caps, if during a Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the expense cap for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of the following expenses:

(a)	The amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement.

(b)	The amount by which the expense cap for that share class exceeds the operating expenses of the share class for the current fiscal year provided that:

•	Each Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year; and

•	The Manager or an affiliate continues to serve as a Fund’s investment adviser or administrator.

In the event the expense cap for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived and/or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense cap for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense cap for that share class.

On May 31, 2017, the fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring May 31, 2018	Expiring May 31, 2019
	Impact U.S. Equity Fund	Impact Bond Fund	Impact U.S. Equity Fund
Fund Level	$217,121	$216,925	$271,230
Institutional	$2,859	—	—
Investor A	$82	$31	$1,045
Investor C	$64	$35	$179
Class K	$23	$55	$105

Securities Lending: The U.S. Securities and Exchange Commission has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Funds are responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Funds. If the private investment company’s weekly liquid assets fall below 30% of its total assets, BIM, as managing member of the private investment company, is permitted at any time, if it determines it to be in the best interests of the private investment company, to impose a liquidity fee of up to 2% of the value of units withdrawn or impose a redemption gate that temporarily suspends the right of withdrawal out of the private investment company. In addition, if the private investment company’s weekly liquid assets fall below 10% of its total assets at the end of any business day, the private investment company will impose a liquidity fee in the default amount of 1% of the amount withdrawn, generally effective as of the next business day, unless BIM determines that a higher (not to exceed 2%) or lower fee level or not imposing a liquidity fee is in the best interests of the private investment company. The shares of the private investment company purchased by the Funds would be subject to any such liquidity fee or redemption gate imposed.

BLACKROCK FUNDS	MAY 31, 2017	39

Notes to Financial Statements (continued)

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. Each Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent. Pursuant to a securities lending agreement, BIM may lend securities only when the difference between the borrower rebate rate and the risk free rate exceeds a certain level (such securities, the “specials only securities”).

Pursuant to such agreement, each Fund retains 80% of securities lending income. In addition, commencing the business day following the date that the aggregate securities lending income earned across certain funds in the Equity-Liquidity Complex in a calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of the calendar year securities lending income in an amount equal to 85% of securities lending income.

The share of securities lending income earned by Impact U.S. Equity Fund is shown as securities lending income — affiliated — net in the Statements of Operations. For the year ended May 31, 2017, the Fund paid BIM $432 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission, each Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended May 31, 2017, the Funds did not participate in the Interfund Lending Program.

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in Officer and Trustees in the Statements of Operations.

7. Purchases and Sales:

For the year ended May 31, 2017, purchases and sales of investments, including paydowns and mortgage dollar rolls and excluding short-term securities, were as follows:

	Impact Bond Fund	Impact U.S. Equity Fund
Purchases	$141,123,345	$30,297,917
Sales	$116,104,491	$21,026,095

For the year ended May 31, 2017, purchases and sales related to mortgage dollar rolls for Impact Bond Fund were $34,178,582 and $34,225,004, respectively.

8. Income Tax Information:

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of their taxable income to their shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on Impact U.S. Equity Fund’s U.S. federal tax returns generally remains open for the year ended May 31, 2017 and period ended May 31, 2016. The statute of limitations on Impact Bond Fund’s U.S. federal tax return generally will remain open for the period ended May 31, 2017. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of May 31, 2017, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

40	BLACKROCK FUNDS	MAY 31, 2017

Notes to Financial Statements (continued)

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to non-deductible expenses were reclassified to the following accounts:

	Impact Bond Fund	Impact U.S. Equity Fund
Paid-in capital	$(31,815)	$(54,142)
Undistributed (distribution in excess of) net investment income	$31,815	$54,142

The tax character of distributions paid was as follows:

		Impact Bond Fund	Impact U.S. Equity Fund
Ordinary income	5/31/2017	$311,927	$633,711
	5/31/2016	—	$129,940
Long-term capital gains	5/31/2017	—	36,246
	5/31/2016	—	466

Total	5/31/2017	$311,927	$669,957

	5/31/2016	—	$130,406

As of period end, the tax components of accumulated net earnings were as follows:

	Impact Bond Fund	Impact U.S. Equity Fund
Undistributed ordinary income	$10,812	$731,528
Undistributed long-term capital gains	—	386,742
Capital loss carryforwards	(279,385)	—
Net unrealized gains (losses)[1].	(79,862)	3,578,611

Total	$(348,435)	$4,696,881

[1]

The difference between book-basis and tax-basis net unrealized gains/losses was attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains/losses on certain futures contracts.

As of May 31, 2017, Impact Bond Fund had capital loss carryforward of $279,385 available to offset future realized capital gains with no expiration date.

As of May 31, 2017, gross unrealized appreciation and depreciation based on cost for U.S. federal income tax purposes were as follows:

	Impact Bond Fund	Impact U.S. Equity Fund
Tax cost	$26,486,168	$31,499,731

Gross unrealized appreciation	$107,984	$4,246,413
Gross unrealized depreciation	(182,363)	(667,920)

Net unrealized appreciation (depreciation)	$(74,379)	$3,578,493

9. Bank Borrowings:

The Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.12% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2018 unless extended or renewed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statements of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended May 31, 2017, the Funds did not borrow under the credit agreement.

10. Principal Risks:

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers of securities owned by the Funds. Changes arising

BLACKROCK FUNDS	MAY 31, 2017	41

Notes to Financial Statements (continued)

from the general economy, the overall market and local, regional or global political and/or social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

Impact Bond Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Fund to reinvest in lower yielding securities. The Fund may also be exposed to reinvestment risk, which is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

On October 11, 2016, BlackRock implemented certain changes required by amendments to Rule 2a-7 under the 1940 Act, which governs the operations of U.S. money market funds. The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00 and which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests.

The price a Fund could receive upon the sale of any particular portfolio investment may differ from a Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and a Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: Impact Bond Fund invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

42	BLACKROCK FUNDS	MAY 31, 2017

Notes to Financial Statements (continued)

11. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Period August 23, 2016[1] to May 31, 2017
Impact Bond Fund	Shares	Amount
Institutional
Shares sold	2,009,624	$20,089,250
Shares issued in reinvestment of distributions	103	1,000

Net increase	2,009,727	$20,090,250

Investor A
Shares sold	5,994	$59,598
Shares issued in reinvestment of distributions	7	64

Net increase	6,001	$59,662

Investor C
Shares sold	5,233	$52,250
Shares issued in reinvestment of distributions	1	6
Shares redeemed	(53)	(510)

Net increase	5,181	$51,746

Class K
Shares sold	5,000	$50,000

Net increase	5,000	$50,000

Total Net Increase	2,025,909	$20,251,658

	Year Ended May 31, 2017		Period October 5, 2015[1] to May 31, 2016
Impact U.S. Equity Fund	Shares	Amount	Shares	Amount
Institutional
Shares sold	555,554	$6,473,007	2,009,171	$20,096,042
Shares issued in reinvestment of distributions	2,025	22,382	1	12
Shares redeemed	(12,294)	(144,015)	—	—

Net increase	545,285	$6,351,374	2,009,172	$20,096,054

Investor A
Shares sold	248,804	$2,923,014	29,225	$290,334
Shares issued in reinvestment of distributions	1,188	13,092	35	352
Shares redeemed	(14,178)	(166,058)	—	—

Net increase	235,814	$2,770,048	29,260	$290,686

Investor C
Shares sold	63,752	$739,481	2,500	$25,000
Shares issued in reinvestment of distributions	196	2,165	—	—
Shares redeemed	(3,327)	(37,711)	—	—

Net increase	60,621	$703,935	2,500	$25,000

Class K2
Shares sold	—	—	19,802	$200,000

Net increase	—	—	19,802	$200,000

Total Net Increase	841,720	$9,825,357	2,060,734	$20,611,740

[1]	Commencement of operations.

[2]	Commenced operations on March 28, 2016.

BLACKROCK FUNDS	MAY 31, 2017	43

Notes to Financial Statements (concluded)

As of May 31, 2017, shares owned by BlackRock HoldCo 2, Inc., an affiliate of the Funds, were as follows:

	Impact Bond Fund	Impact U.S. Equity Fund
Institutional	1,985,000	1,995,000
Investor A	5,000	2,500
Investor C	5,000	2,500
Class K	5,000	19,802

12. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

44	BLACKROCK FUNDS	MAY 31, 2017

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Impact Bond Fund and BlackRock Impact U.S. Equity Fund and the Board of Trustees of BlackRock FundsSM:

We have audited the accompanying statements of assets and liabilities of BlackRock Impact Bond Fund and BlackRock Impact U.S. Equity Fund (the “Funds”), two of the series of BlackRock FundsSM, including the schedules of investments, as of May 31, 2017, and the related statements of operations and changes in net assets and the financial highlights for the period from August 23, 2016 (commencement of operations) to May 31, 2017, of BlackRock Impact Bond Fund. We have also audited the related statement of operations for the year ended May 31, 2017, and the statements of changes in net assets and the financial highlights for the year then ended and for the period from October 5, 2015 (commencement of operations) to May 31, 2016, of BlackRock Impact U.S. Equity Fund. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Impact Bond Fund and BlackRock Impact U.S. Equity Fund, as of May 31, 2017, the results of their operations, the changes in their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

July 24, 2017

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distributions paid during the fiscal year ended May 31, 2017:

	Payable Date	Impact Bond Fund	Impact U.S. Equity Fund
Qualified Dividend Income for Individuals[1]	07/21/16	—	100.00%
	12/06/16	—	47.33%
Dividends Qualifying for the Dividends Received Deduction for Corporations[1]	07/21/16	—	100.00%
	12/07/16	—	44.66%
Qualified Short-Term Capital Gains for Non-U.S. Residents[2]	12/07/16	—	100.00%
Interest Related Dividends for Non-U.S. Residents[2]	June 2016-December 2016	77.45%	—
	January 2017-May 2017	85.55%	—

[1]	The Funds hereby designate the percentage indicated above or the maximum allowable by law.

[2]	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

Additionally, BlackRock Impact U.S. Equity Fund distributed long-term capital gains of $0.016701 per share to shareholders of record on December 5, 2016.

BLACKROCK FUNDS	MAY 31, 2017	45

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Funds (the “Trust”) met in person on April 20, 2017 (the “April Meeting”) and May 24-25, 2017 (the “May Meeting”) to consider the approval of the investment advisory agreement (the “Agreement”) between the Trust, on behalf of BlackRock Impact U.S. Equity Fund (the “Fund”), a series of the Trust, and BlackRock Advisors, LLC (the “Manager” or “BlackRock”), the Trust’s investment advisor.

Activities and Composition of the Board

On the date of the May Meeting, the Board consisted of thirteen individuals, eleven of whom were not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Trust and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreement

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreement on an annual basis. The Board has four quarterly meetings per year, each extending over two days, a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreement and additional in-person and telephonic meetings as needed. In connection with this year-long deliberative process, the Board assessed, among other things, the nature, extent and quality of the services provided to the Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management; administrative and shareholder services; the oversight of fund service providers; marketing; risk oversight; compliance; and ability to meet applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to the Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further below in the section titled “Board Considerations in Approving the Agreement.” Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, ten-year, and/or since inception periods, as applicable, against peer funds, applicable benchmark, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective(s), policies and restrictions, and meeting regulatory requirements; (e) the Trust’s adherence to its compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Trust’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreement

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreement. The Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”) on Fund fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of the Fund as compared with a peer group of funds as determined by Broadridge1 and certain performance metrics; (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, sub-advised mutual funds, ETFs, closed-end funds, and separately managed accounts under similar investment mandates, as well as the performance of such other clients, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by the Fund to BlackRock; and (g) sales and redemption data regarding the Fund’s shares.

[1]	Funds are ranked by Broadridge in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

46	BLACKROCK FUNDS	MAY 31, 2017

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreement. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board, including the Independent Board Members, approved the continuation of the Agreement between the Manager and the Trust with respect to the Fund for a one-year term ending June 30, 2018. In approving the continuation of the Agreement, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Fund; (d) the Fund’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance metrics as previously discussed; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with the Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates, securities lending and cash management, services related to the valuation and pricing of Fund portfolio holdings, and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective(s), strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide the Fund with administrative services including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) preparing periodic filings with regulators; (iv) overseeing and coordinating the activities of other service providers; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing other administrative functions necessary for the operation of the Fund, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Fund. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included a comprehensive analysis of the Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Broadridge data that was prepared by BlackRock. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to other funds in its applicable Broadridge category and certain performance metrics. The Board was provided with a description of the methodology used by Broadridge to select peer funds and periodically meets with Broadridge representatives to review its methodology. The Board was provided with information on the composition of the Broadridge performance universes and expense universes. The Board and its Performance Oversight and Contract Committee regularly review, and meet with Fund management to discuss, the performance of the Fund throughout the year.

In evaluating performance, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. Further, the Board recognized that it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect long-term performance disproportionately.

BLACKROCK FUNDS	MAY 31, 2017	47

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

The Board noted that for the one-year and since-inception periods reported, the Fund ranked in the first quartile against its Broadridge Performance Universe.

In light of the Fund’s outcome oriented objective, BlackRock believes that other performance metrics may be more appropriate than the Broadridge Performance Universe, and the Board was provided with a comparison of Fund performance relative to certain of these other metrics. Under these metrics, for the one-year and since-inception periods, the Fund outperformed its benchmark. The Fund maintained a higher exposure to positive societal impacts and a lower exposure to negative societal impacts when compared to its benchmark.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Fund: The Board, including the Independent Board Members, reviewed the Fund’s contractual management fee rate compared with the other funds in its Broadridge category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Fund’s total expense ratio, as well as its actual management fee rate, to those of other funds in its Broadridge category. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed BlackRock’s profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2016 compared to available aggregate profitability data provided for the prior two years. The Board reviewed BlackRock’s profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the cost of the services provided to the Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs of managing the Fund, to the Fund. The Board may receive and review information from independent third parties as part of its annual evaluation. The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing the Fund in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that the Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Fund’s Expense Peers. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis. Additionally, the Board noted that BlackRock proposed, and the Board agreed to, a lower contractual expense cap on a class-by-class basis. This contractual expense cap reduction was implemented on December 1, 2016.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase, as well as the existence of expense caps, as applicable. The Board also considered the extent to which the Fund benefits from such economies in a variety of ways and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to more fully participate in these economies of scale. The Board considered the Fund’s asset levels and whether the current fee schedule was appropriate. In their consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Fund, both tangible and intangible, such as

48	BLACKROCK FUNDS	MAY 31, 2017

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (concluded)

BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including the Independent Board Members, approved the continuation of the Agreement between the Manager and the Trust with respect to the Fund for a one-year term ending June 30, 2018. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

BLACKROCK FUNDS	MAY 31, 2017	49

Officers and Trustees

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Length of Time Served[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Independent Trustees[2]
Rodney D. Johnson 1941	Chair of the Board and Trustee	Since 2007	President, Fairmount Capital Advisors, Inc. from 1987 to 2013; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia from 2004 to 2012; Director, The Committee of Seventy (civic) from 2006 to 2012; Director, Fox Chase Cancer Center from 2004 to 2011; Director, The Mainstay (non-profit) since 2016.	26 RICs consisting of 144 Portfolios	None
Susan J. Carter 1956	Trustee	Since 2016	Director, Pacific Pension Institute since 2014; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business since 1997; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest since 2015; Advisory Board Member, Bridges Ventures since 2016; Trustee, Financial Accounting Foundation since 2017.	26 RICs consisting of 144 Portfolios	None
Collette Chilton 1958	Trustee	Since 2015	Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006.	26 RICs consisting of 144 Portfolios	None
Neil A. Cotty 1954	Trustee	Since 2016	Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer, from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.	26 RICs consisting of 144 Portfolios	None
Cynthia A. Montgomery 1952	Trustee	Since 2007	Professor, Harvard Business School since 1989; Director, McLean Hospital from 2005 to 2012.	26 RICs consisting of 144 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Joseph P. Platt 1947	Trustee	Since 2007	General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Chair, Basic Health International (non-profit) since 2015.	26 RICs consisting of 144 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company); Consol Energy Inc.
Robert C. Robb, Jr. 1945	Trustee	Since 2007	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981 and Principal since 2010.	26 RICs consisting of 144 Portfolios	None
Mark Stalnecker 1951	Trustee	Since 2015	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee, Winterthur Museum and Country Estate from 2001 to 2015; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System since 2009; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director, SEI Private Trust Co. from 2001 to 2014.	26 RICs consisting of 144 Portfolios	None
Kenneth L. Urish 1951	Trustee	Since 2007	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since founding in 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	26 RICs consisting of 144 Portfolios	None
Claire A. Walton 1957	Trustee	Since 2016	Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; General Partner of Neon Liberty Capital Management, LLC since 2003; Director, Boston Hedge Fund Group since 2009; Director, Woodstock Ski Runners since 2013; Director, Massachusetts Council on Economic Education from 2013 to 2015.	26 RICs consisting of 144 Portfolios	None
Frederick W. Winter 1945	Trustee	Since 2007	Director, Alkon Corporation since 1992; Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh, Dean and Professor from 1997 to 2005, Professor until 2013.	26 RICs consisting of 144 Portfolios	None

50	BLACKROCK FUNDS	MAY 31, 2017

Officers and Trustees (continued)

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Length of Time Served[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Interested Trustees[4]
Barbara G. Novick 1960	Trustee	Since 2015	Vice Chairman of BlackRock, Inc. since 2006; Chair of BlackRock's Government Relations Steering Committee since 2009; Head of the Global Client Group of BlackRock, Inc. from 1988 to 2008.	101 RICs consisting of 219 Portfolios	None
John M. Perlowski 1964	Trustee, President and Chief Executive Officer	Since 2015 (Trustee); Since 2010 (President and Chief Executive Officer)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Fund & Accounting Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	129 RICs consisting of 318 Portfolios	None
[1] The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

[2]    Independent Trustees serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

[3]    Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Independent Trustees as joining the Board in 2007, those Independent Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Rodney D. Johnson, 1995; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1999; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999.

[4]    Ms. Novick and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock and its affiliates. Ms. Novick and Mr. Perlowski are also board members of certain complexes of BlackRock registered open-end and closed-end funds. Ms. Novick is a board member of the BlackRock Closed-End Complex and Mr. Perlowski is also a board member of the BlackRock Equity-Bond Complex and the BlackRock Closed-End Complex.

BLACKROCK FUNDS	MAY 31, 2017	51

Officers and Trustees (concluded)

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Length of Time Served as an Officer	Principal Occupation(s) During Past Five Years
Officers Who Are Not Trustees[2]
Thomas Callahan 1968	Vice President	Since 2016	Managing Director of BlackRock, Inc. since 2013; Head of BlackRock’s Global Cash Management Business since 2016; Co-Head of the Global Cash Management Business from 2014 to 2016; Deputy Head of the Global Cash Management Business from 2013 to 2014; Member of the Cash Management Group Executive Committee since 2013; Chief Executive Officer of NYSE Liffe U.S. from 2008 to 2013.
Jennifer McGovern 1977	Vice President	Since 2014	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013; Vice President of BlackRock, Inc. from 2008 to 2010.
Neal J. Andrews 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay M. Fife 1970	Treasurer	Since 2007	Managing Director of BlackRock, Inc. since 2007; Director of BlackRock, Inc. in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Charles Park 1967	Chief Compliance Officer	Since 2014	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Fernanda Piedra 1969	Anti-Money Laundering Compliance Officer	Since 2015	Director of BlackRock, Inc. since 2014; Anti-Money Laundering Compliance Officer and Regional Head of Financial Crime for the Americas at BlackRock, Inc. since 2014; Head of Regulatory Changes and Remediation for the Asset Wealth Management Division of Deutsche Bank from 2010 to 2014; Vice President of Goldman Sachs (Anti-Money Laundering/Suspicious Activities Group) from 2004 to 2010.
Benjamin Archibald 1975	Secretary	Since 2012	Managing Director of BlackRock, Inc. since 2014; Director of BlackRock, Inc. from 2010 to 2013; Secretary of the iShares® exchange traded funds since 2015; Secretary of the BlackRock-advised mutual funds since 2012.
[1] The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.
[2] Officers of the Trust serve at the pleasure of the Board.
Further information about the Trust's Officers and Trustees is available in the Trust's Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Investment Adviser and Administrator BlackRock Advisors, LLC Wilmington, DE 19809 Sub-Advisor[1] BlackRock International Limited Edinburgh, EH3 8BL United Kingdom	Custodian and Accounting Agent State Street Bank and Trust Company Boston, MA 02111 Transfer Agent BNY Mellon Investment Servicing (U.S.) Inc. Wilmington, DE 19809	Distributor BlackRock Investments, LLC New York, NY 10022 Independent Registered Public Accounting Firm Deloitte & Touche LLP Boston, MA 02116	Legal Counsel Sidley Austin LLP New York, NY 10019 Address of the Trust 100 Bellevue Parkway Wilmington, DE 19809

[1]	For Impact Bond Fund.

52	BLACKROCK FUNDS	MAY 31, 2017

Additional Information

General Information

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds filed their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com; or by calling (800) 441-7762; and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit BlackRock online at http://www.blackrock.com for more information.

BLACKROCK FUNDS	MAY 31, 2017	53

Additional Information (concluded)

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

54	BLACKROCK FUNDS	MAY 31, 2017

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

IMP-5/17-AR

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, by calling 1-800-441-7762.

Item 3 –	Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial expert serving on its audit committee and (ii) each audit committee financial expert is independent:

Kenneth L. Urish

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Impact Bond Fund	$51,140	N/A	$0	N/A	$16,002	N/A	$0	N/A
BlackRock Impact U.S. Equity Fund	$36,877	$32,640	$0	$0	$14,007	$13,107	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,129,000	$2,154,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,129,000 and $2,154,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimus exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Impact Bond Fund	$16,002	N/A
BlackRock Impact U.S. Equity Fund	$14,007	$13,107

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored and advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,129,000	$2,154,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12	– Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Certifications – Attached hereto

(a)(3) Not Applicable

(b) Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds

Date: August 4, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds

Date: August 4, 2017

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Funds

Date: August 4, 2017